                                LIST OF EXHIBITS

EXHIBIT A     List of Revenue Sharing Contracts with attached Equipment List

EXHIBIT B     Form of Assignment of Revenue Sharing Contracts

EXHIBIT C     RSi BRE Articles of Incorporation

EXHIBIT D     Form of Indemnification Agreement

EXHIBIT E     Form of Equipment Purchase Promissory Note

EXHIBIT F     Payment Allocation Schedule

EXHIBIT G     Form of Security Agreement

EXHIBIT H     Form of RSi BRE Stock Pledge Agreement

EXHIBIT I     Form of RoomSystems Guaranty

EXHIBIT J     Form of Escrow Agreement

EXHIBIT K     Form of First Amendment to Investor Rights Agreement

EXHIBIT L     Form of Bill of Sale

                                    EXHIBIT A

                        LIST OF REVENUE SHARING CONTRACTS


1.    CONTRACT:       Master  Revenue  Sharing  Agreement,  dated as of
                      September  10,  1997,  by and between  RoomSystems Finance
                      Corporation  and Resort  Key Largo  Enterprises,
                      Inc., d/b/a Marriott's Key Largo Bay Beach Resorts

      EQUIPMENT:      153 (quantity), Model No. RS-5000, 22 Selection
                      Refreshment Center

                      1 (quantity), Model No. 586/133, Computer System including 1 130 MG File Server with VGA Monitor and 3 work stations with Monochrome Monitors

2.    CONTRACT:       Hotel  Revenue  Sharing  Lease  Agreement,  dated as of
                      April 30, 1998,  by and between  RoomSystems
                      International Funding Corporation and H. Park Central, d/b/a Park Center Hotel

      EQUIPMENT:      260 (quantity), Model No. RS-5000, 22 Selection
                      Refreshment Center

                      1 (quantity), Model No. 586-133, RoomManagement Computer System including all hardware and software

3.    CONTRACT:       Hotel Revenue Sharing Lease Agreement,  dated as of May 1,
                      1998, by and between RoomSystems International Funding
                      Corporation  and Herald Hotel  Associates, d/b/a Holiday
                      Inn Broadway

      EQUIPMENT:      532 (quantity), Model No. RS2000G, 16 Selection
                      Refreshment Center with Glass Door Option

                      532 (quantity), Model No. RSS100LB, 6" LowBoy Safe

                      1 (quantity), Model No. 586-133, RoomManagement Computer System and Software Package

                                    EXHIBIT A

                        LIST OF REVENUE SHARING CONTRACTS
                                   (continued)


4.    CONTRACT:       Hotel Revenue Sharing Lease Agreement, dated as of June 1,
                      1998, by and between RoomSystems International Funding
                      Corporation and JFK Acquisition Group, d/b/a
                      Hilton JFK Airport

      EQUIPMENT:      330 (quantity), Model No. RS 3000G, 19 Selection
                      Thermoelectric Refreshment Center with Glass Door

                      330 (quantity), Model No. RSS 100-LB, LowBoy RoomSafe

                      1 (quantity), Model No. 586-133, RoomManagement Computer System and Software Package

5.    CONTRACT:       Hotel Revenue Sharing Lease Agreement, dated as of
                      June 10, 1998, by and between RoomSystems International
                      Funding Corporation and Marriott Hotel Services, Inc., d/b/a J.W. Marriott Hotel, as agent for Square 245 Limited
                      Partnership

      EQUIPMENT:      772 (quantity), Model No. RS-2000, 15 Selection
                      Refreshment Center

                      772 (quantity), Model No. RSS-100LB, 6" LowBoy RoomSafe

                      1 (quantity), Model No. 586-133, RoomManagement Computer System and Software Package

                                    EXHIBIT A

                        LIST OF REVENUE SHARING CONTRACTS
                                   (continued)


6.    CONTRACT:       Hotel Revenue Sharing Lease Agreement, dated as of
                      June 15, 1998, by and between RoomSystems International
                      Funding Corporation and Hilton Inn North Little Rock
                      Riverfront

      EQUIPMENT:      220 (quantity), Model No. RS 5000G, 22 Selection
                      Refreshment Center

                      220 (quantity), Model No. RSS-100HB, Upright RoomSafe

                      1 (quantity), Model No. 586-133, RoomManagement Computer System and Software Package

                                    EXHIBIT B

                 FORM OF ASSIGNMENT OF REVENUE SHARING CONTRACTS


                                  See Attached.


                     ASSIGNMENT OF REVENUE SHARING CONTRACTS

     THIS ASSIGNMENT OF REVENUE SHARING CONTRACTS ("Assignment") is made and entered into as of this _____ day of September, 1999 (the "Effective Date"), by and between RSG INVESTMENTS, LLC, an Idaho limited liability company ("Assignor") and RSi BRE, INC., a Nevada corporation ("Assignee").

                              W I T N E S S E T H:

          WHEREAS, Assignor, Assignee and certain corporate affiliates of Assignee have entered into an Equipment Transfer Agreement of even date herewith (the "Equipment Transfer Agreement"); and

          WHEREAS, pursuant to the Equipment Transfer Agreement, Assignor has agreed to assign to Assignee, Assignor's rights under the Revenue Sharing Contracts (as defined in the Equipment Transfer Agreement).

          NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. DEFINITIONS. Capitalized terms not specifically defined herein shall have the meanings ascribed thereto in the Equipment Transfer Agreement.

          2. ASSIGNMENT. Except as specifically provided otherwise in the Equipment Transfer Agreement, Assignor hereby assigns to Assignee all of its right, title and interest in, to and under the Revenue Sharing Contracts and the related Equipment listed on Schedule 1 hereto, effective as of the Effective Date. In connection with the assignment created hereby, Assignor agrees to execute and deliver any and all documents and instruments which Assignee may request from time to time in order to carry out the purposes of this Assignment.

          3. LOCKBOX AGREEMENT. Notwithstanding the assignment of the Revenue Sharing Contracts provided for herein, Assignee acknowledges and agrees that the Lockbox Agreement dated April 30, 1999 between Assignor and Assignee's corporate affiliates shall remain in full force and effect.

          4. COVENANT. Assignee covenants to perform, or cause to be performed, from and after the Effective Date all of its obligations and duties under the Revenue Sharing Contracts and related Maintenance Agreements.

          5. PAYMENT ALLOCATION. Assignee acknowledges and agrees that the assignment of the Revenue Sharing Contracts provided for herein is specifically subject to Assignor's right to receive an allocation of all Payments from such Revenue Sharing Contracts, as provided in the Payment Allocation Schedule attached as Exhibit F to the Equipment Transfer Agreement.

          6. NO MERGER. THIS ASSIGNMENT DOES NOT, NOR SHALL IT BE DEEMED TO, SUPERSEDE, SUPPLANT, EXTINGUISH, EXPAND OR MERGE ANY OF THE REPRESENTATIONS, WARRANTIES, INDEMNITIES OR LIMITATIONS CONTAINED IN THE EQUIPMENT TRANSFER AGREEMENT.

          7. FURTHER ASSURANCES. Each party hereby promises to deliver upon request of the other party all such additional assignments, assumptions, and other documents which may be reasonably necessary and convenient to accomplish the intent of this Assignment.

          8. GOVERNING LAW. This Assignment shall be governed by the laws of the State of Idaho without reference to conflict of laws principles.

                                    * * * * *

          IN WITNESS WHEREOF, the parties have caused this Assignment of Contracts to be duly executed and delivered as of the day and year first set forth above.


                  ASSIGNOR:        RSG INVESTMENT, LLC


                                   By:_________________________________________

                                   Print Name:_________________________________

                                   Title:______________________________________


                  ASSIGNEE:        RSi BRE, INC.


                                   By:_________________________________________

                                   Print Name:_________________________________

                                   Title:______________________________________

                                   Schedule 1


                           To Assignment of Contracts


1.    CONTRACT:       Master Revenue Sharing Agreement, dated as of
                      September 10, 1997, by and between RoomSystems Finance
                      Corporation and Resort Key Largo Enterprises, Inc., d/b/a
                      Marriott's Key Largo Bay Beach Resorts

      EQUIPMENT:      153 (quantity), Model No. RS-5000, 22 Selection
                      Refreshment Center

                      1 (quantity), Model No. 586/133,
                      Computer System including 1 130 MG File Server with VGA Monitor and 3 work stations with Monochrome Monitors

2.    CONTRACT:       Hotel Revenue Sharing Lease Agreement, dated as of
                      April 30, 1998, by and between RoomSystems International
                      Funding Corporation ("RIFC") and H. Park Central, d/b/a
                      Park Center Hotel

      EQUIPMENT:      260 (quantity), Model No. RS-5000, 22 Selection
                      Refreshment Center

                      1 (quantity), Model No. 586-133,
                      RoomManagement Computer System including all hardware and software

3.    CONTRACT:       Hotel Revenue Sharing Lease Agreement, dated as of May 1,
                      1998, by and between RIFC and Herald Hotel Associates, d/b/a Holiday Inn Broadway

      EQUIPMENT:      532 (quantity), Model No. RS2000G, 16 Selection
                      Refreshment Center with Glass Door Option

                      532 (quantity), Model No. RSS100LB, 6" LowBoy Safe

                      1 (quantity), Model No. 586-133, RoomManagement Computer System and Software Package

4.    CONTRACT:       Hotel Revenue Sharing Lease Agreement, dated as of June 1,
                      1998, by and between RIFC and JFK Acquisition Group, d/b/a
                      Hilton JFK Airport

      EQUIPMENT:      330 (quantity), Model No. RS
                      3000G, 19 Selection Thermoelectric Refreshment Center with
                      Glass Door

                      330 (quantity), Model No. RSS 100-LB, LowBoy
                      RoomSafe

                      1 (quantity), Model No. 586-133, RoomManagement Computer System and Software Package

5.    CONTRACT:       Hotel Revenue Sharing Lease Agreement, dated as of
                      June 10, 1998, by and between RIFC and Marriott Hotel
                      Services, Inc., d/b/a J.W. Marriott Hotel, as agent for
                      Square 245 Limited Partnership

      EQUIPMENT:      772 (quantity), Model No. RS-2000, 15 Selection
                      Refreshment Center

                      772 (quantity), Model No. RSS100LB,
                      6" LowBoy RoomSafe

                      1 (quantity), Model No. 586-133,
                      RoomManagement Computer System and Software Package

6.    CONTRACT:       Hotel Revenue Sharing Lease Agreement, dated as of
                      June 15, 1998, by and between RIFC and Hilton Inn North
                      Little Rock Riverfront

      EQUIPMENT:      220 (quantity), Model No. RS 5000G, 22 Selection
                      Refreshment Center

                      220 (quantity), Model No. RS-100HB,
                      Upright RoomSafe 1 (quantity), Model No. 586-133, RoomManagement Computer System and Software Package

                                    EXHIBIT C

                        RSi BRE ARTICLES OF INCORPORATION


                                  See Attached.



                            ARTICLES OF INCORPORATION

                                       OF

                                  RSi BRE, INC.


                  The undersigned, acting as incorporator under the Nevada Private Corporations Act, adopts the following Articles of Incorporation:


                                    ARTICLE I
                             NAME OF THE CORPORATION

                  The name of the corporation is RSi BRE, Inc. (the "Corporation").

                                   ARTICLE II
                           PURPOSES OF THE CORPORATION

                  The purpose for which the Corporation is organized is limited solely to: (a) owning and servicing certain automated refreshment centers and their related revenue sharing contracts; and (b) transacting any and all lawful business for which a corporation may be organized under the Nevada Private Corporations Act that is incident, necessary and appropriate to accomplish the foregoing.

                                   ARTICLE III
                 PROHIBITIONS AND LIMITATIONS ON THE CORPORATION

                  A. The Corporation is prohibited from incurring indebtedness, except (i) as it is liable for certain indebtedness, liabilities and obligations to RSG Investments, LLC, an Idaho limited liability company ("RSG"), and (ii) as it is liable for certain liabilities and obligations of RoomSystems, Inc., and RoomSystems International Corporation (collectively "RoomSystems") to RSG solely in connection with that certain Equipment Transfer Agreement to be entered into between the Corporation, RSG and RoomSystems, and all related agreements and transactions referenced in and contemplated by such Equipment Transfer Agreement.

                  B. The Corporation is prohibited from engaging in any dissolution, liquidation, consolidation, merger or sale of assets for so long as any promissory note or other indebtedness or obligation to RSG remains outstanding, notwithstanding any other provision of these Articles and any provision of law which otherwise so empowers the Corporation.

ARTICLES OF INCORPORATION - 1


                  C. The Corporation may enter into transactions with affiliates only on an arms-length basis and on commercially reasonable terms.

                  D. The Corporation may not authorize or issue additional shares of its capital stock, or any warrant or option therefor.


                                   ARTICLE IV
                             SEPARATENESS COVENANTS

                  The Corporation covenants as follows:

                    a. to maintain books and records separate from any other person or entity;

                    b. to maintain bank accounts separate from any other person or entity;

                    c. not to commingle its assets with those of any other person or entity and to hold all of its assets in its own name;

                    d.   to conduct its own business in its own name;

                    e. to maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other person or entity and not to have its assets listed on the financial statement of any other entity;

                    f. to file its tax returns separate from those of any other entity and not to file a consolidated federal income tax return with any other corporation;

                    g. to pay its own liabilities and expenses only out of its own funds;

                    h. as appropriate for the organizational structure of the corporation, to observe all corporate and other organizational formalities;

                    i. to maintain an arms-length relationship with its affiliates and to enter into transactions with affiliates only on a commercially reasonable basis;

ARTICLES OF INCORPORATION - 2


                    j. to pay the salaries of its own employees from its own funds;

                    k. to maintain a sufficient number of employees in light of its contemplated business operations;

                    l. not to guarantee or become obligated for the debts of any other entity or person;

                    m. not to hold out its credit as being available to satisfy the obligations of any other person or entity;

                    n. not to acquire the obligations or securities of its affiliates or owners, including partners, members or shareholders, as appropriate;

                    o. not to make loans to any other person or entity or to buy or hold evidence of indebtedness issued by any other person or entity (except for cash and investment grade securities);

                    p. to allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of an affiliate;

                    q. to use separate stationery, invoices and checks bearing its own name;

                    r. not to pledge its assets for the benefit of any other person or entity;

                    s.   to hold itself out as a separate entity;

                    t. to correct any known misunderstanding regarding its separate identity;

                    u. not to identity itself as a division of any other person or entity; and

                    v. to maintain adequate capital in light of its contemplated business operation.

ARTICLES OF INCORPORATION - 3


                                    ARTICLE V
                             "INDEPENDENT DIRECTOR"

                  The Corporation shall have at least one "independent director." "Independent" shall mean a director who is not, at the time of initial appointment, and has not been at any time during the preceding five (5) years: (a) a stockholder, director, officer, employee, partner, counsel, member, or manager of the Corporation or any affiliate thereof; (b) a customer, supplier or other person who derives more that 10% of its purchases or revenues from its activities with the Corporation or any affiliate thereof; (c) a person or other entity controlling or under common control with any such stockholder, partner, customer, supplier, member, manager or other person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise.

                                   ARTICLE VI
                                 DIRECTOR VOTING

                  The UNANIMOUS consent of all directors (including the consent of the Independent Director) is required for the Corporation to:

                           a. File or consent to the filing of any bankruptcy,
                  insolvency or reorganization case or proceeding; institute any proceedings under any applicable solvency law or otherwise seek relief under any laws relating to the relief from debts or the protection of debtors generally;

                           b. Seek or consent to the appointment of a receiver,
                  liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Corporation or for a substantial portion of its assets or properties;

                           c. Make any assignment for the benefit of creditors
                  of the Corporation;

                           d. Amend these Articles of Incorporation;

                           e. Make any disbursements out of the Corporation's
                  escrow/operating account;

                           f. Forgive,  release or discharge any debt or
                  obligation owed to the Corporation;

ARTICLES OF INCORPORATION - 4


                           g. Sell or substitute any mini-bar units owned by the
                  Corporation;

                           h. Cause the Corporation to become a surety,
                  guarantor or endorser (except checks and drafts for deposit to the Corporation's account);

                           i. Approve and amend the Corporation's annual budget;

                           j. Appoint directors (in the event of resignation,
                  until the next shareholders meeting), or other officers and to fix their remunerations;

                           k. Purchase or sell any noncurrent assets, if the
                  aggregate amount of such purchase or sale (or series of related purchases and sales) in any fiscal year exceeds $10,000.00, excluding the purchase or sale of any noncurrent assets provided for in a previously approved annual budget;

                           l. Except for amounts spent to acquire current assets
                  employed in the ordinary course of the Corporation's business, enter into any contract (including without limitation any lease or other oral or written agreement) or expenditure of money not provided for in a previously approved annual budget, if the amount involved in the contract or expenditure of money (or series of related contracts or expenditures of money) in any fiscal year exceeds $10,000.00;

                           m. Make any capital investment in excess of
                  $10,000.00;

                           n. Make Any loan, advance, dividend, compensation,
                  reimbursement or other payment or distribution (in cash or kind) to, or contract or transaction by the Corporation with, any shareholder or any person or entity affiliated in any way with any shareholder, except to the extent required under applicable law, and except that reasonable out-of-pocket expenses incurred on behalf of the Corporation in connection with its business will be reimbursed by Corporation within limits provided in the annual budget and as otherwise approved or limited by the Board of Directors specifically or by guideline;

ARTICLES OF INCORPORATION - 5


                           o. Approve the transfer of any shares of capital
                  stock or other direct or indirect ownership interest in the Corporation;

                           p. Initiate any claim or suit by the Corporation
                  against any person or entity;

                           q. Except the Equipment Purchase Promissory Note
                  issued to RSG and the Security Agreement related thereto, issue any promissory note or other evidence of indebtedness or the granting of any mortgage, deed or other security interest with respect to any assets of the Corporation;

                           r. Select the Corporation's general counsel,
                  certified public accountant and auditor, and elect all accounting and tax elections and methods;

                           s. Approve, or recommend to the shareholders, any
                  merger, consolidation or other business combination, or sale of all or substantially all of the Corporation's assets;

                           t. Set policies and guidelines on employee
                  compensation, which policies and guidelines will be reviewed by the Board at least annually;

                           u. Dissolve and/or liquidate the Corporation;

                           v. Approve any long-term contracts or agreements,
                  including any new revenue sharing contracts and/or maintenance agreements with hotels;

                           w. Change the nature of the business or long-range
                  plans of the Corporation;

                           x. Approve a transaction or other matter involving a
                  material actual or potential conflict of interest with any shareholder, the Corporation or an affiliate thereof;

                           y. Approval of any material transaction with any
                  shareholder or person or entity with whom any shareholder or the Corporation does not deal at arm's length, unless such transaction provides for the sale of goods or the provision of services by such shareholder or person or entity for a consideration that is not

ARTICLES OF INCORPORATION - 6


                  greater than the consideration that would be paid by a bona fide purchaser for similar goods or services in the open market; or

                           z. take any action in furtherance of the foregoing.

                                   ARTICLE VII
                                     SHARES

                  The aggregate number of shares the Corporation is authorized to issue shall be 100, all of which shall be common voting stock, no par value.

                                  ARTICLE VIII
                                PREEMPTIVE RIGHTS

                  No stockholder of this Corporation shall have any preemptive rights with respect to (i) any shares of any class of stock of the Corporation, whether now or hereafter authorized, (ii) any warrants, rights, or options to purchase any such shares, or (iii) any obligations convertible into any such shares or into warrants, rights or options to purchase any such shares;

                                   ARTICLE IX
                                     VOTING

                  Each outstanding share entitled to vote shall be entitled to one (1) vote on each matter submitted to a vote at a meeting of shareholders. Shareholders do not have the right to cumulate their votes for directors.

                                    ARTICLE X
                           REGISTERED OFFICE AND AGENT

                  The address of the registered office of the Corporation is ___________________, ____________, Nevada, ________, and the name of its initial registered agent as such address is __________.

                                   ARTICLE XI
                               BOARD OF DIRECTORS

                  A. The number of directors constituting the initial board of directors of the Corporation is three (3), and the names and address of such person to serve as the initial directors are as follows:

           NAME                                          ADDRESS

           Derek K. Ellis                                390 North 3050 East

ARTICLES OF INCORPORATION - 7


                                    St. George, Utah 84790

      Donnelly Prehn                412 E. ParkCenter Blvd., Suite 300
                                    Boise, Idaho 83706

      [Independent Director]
                                     -------------------------------------------

                                     -------------------------------------------

                  B. Notwithstanding anything in these Articles of Incorporation, the Bylaws or applicable law to the contrary, the Board of Directors of this Corporation shall at all times include Donnelly Prehn or his designee.

                                   ARTICLE XII
                             LIMITATION OF LIABILITY

                  To the fullest extent provided by law, no director shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty if such director acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                  ARTICLE XIII
                                 INDEMNIFICATION

                  The Corporation shall indemnify the directors and officers of the Corporation to the fullest extent permitted by the Nevada Private Corporations Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the Nevada Private Corporations Act permitted the Corporation to provide prior to such amendment).

                                   ARTICLE XIV
                                  INCORPORATOR

                  The name and address of the incorporator is:

                  NAME                            ADDRESS

                  Derek K. Ellis                  390 North 3050
                                                  St. George, Utah 84790

ARTICLES OF INCORPORATION - 8


                  For the purpose of forming this Corporation under the laws of the State of Nevada, the undersigned has executed these Articles of Incorporation on ___________, 1999.


                                   --------------------------------------------
                                   Derek K. Ellis, Incorporator

ARTICLES OF INCORPORATION - 9


                                       16



                                    EXHIBIT D

                        FORM OF INDEMNIFICATION AGREEMENT


                                  See Attached.



                            INDEMNIFICATION AGREEMENT

                  THIS INDEMNIFICATION AGREEMENT (this "AGREEMENT"), dated as of September _______, 1999, is made between RoomSystems, Inc., a Nevada corporation ("ROOMSYSTEMS"), RSi BRE, INC., a Nevada corporation (the "COMPANY"), and DONNELLY PREHN "INDEMNITEE").

                                R E C I T A L S:

                  A. The Company is a wholly-owned subsidiary of RoomSystems.

                  B. Indemnitee is a director of the Company and in such capacity is performing valuable services for the Company.

                  C. The Company and Indemnitee further recognize the substantial increase in litigation, subjecting directors and officers to expensive litigation risks at the same time that such liability insurance has been severely limited.

                  D. The Company's Articles of Incorporation ("ARTICLES") and Bylaws ("BYLAWS") provide for indemnification of the officers, directors, agents and employees of the Company to the full extent permitted by the Nevada Private Corporation Acts (the "STATUTE").

                  E. The Articles and Bylaws and the Statute specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Company and its directors and officers with respect to indemnification of such directors and officers.

                               A G R E E M E N T:

                  In consideration of the Recitals above, the mutual covenants and agreements herein contained, and Indemnitee's continued service as a director of the Company after the date hereof, the parties to this Agreement agree as follows:

                  1.       Indemnification of Indemnitee.

                           1.1      SCOPE.  RoomSystems and the Company, jointly
and severally, agree to hold harmless and indemnify Indemnitee to the full extent provided under the provisions of the Company's Articles and Bylaws, and to the full extent permitted by law, notwithstanding that the basis for such indemnification is not specifically enumerated in this Agreement, the Company's Articles, the Bylaws, any statute or otherwise. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule regarding the right of a Nevada corporation to indemnify a member of its board of directors or an officer, such change, to the extent that it would expand Indemnitee's rights hereunder, shall be included within Indemnitee's rights and RoomSystems' and the Company's obligations hereunder, and to the extent that it would narrow Indemnitee's rights or RoomSystems' or the Company's obligations hereunder, shall not affect or limit the scope of this Agreement; PROVIDED, HOWEVER, that in no event shall any part of this Agreement be construed so as to require indemnification when such indemnification is not permitted by then applicable law.

                           1.2      NONEXCLUSIVITY.  The indemnification
provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Articles, the Bylaws, any agreement, any vote of shareholders or disinterested directors, the Statute, or otherwise, whether as to action in Indemnitee's official capacity or otherwise.

                           1.3.     INCLUDED  COVERAGE.  If Indemnitee was or is
made a party, or is threatened to be made a party to, or is otherwise involved (including, without limitation, as a witness) in any Proceeding (as defined below), RoomSystems and the Company, jointly and severally, shall hold harmless and indemnify Indemnitee from and against any and all losses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities or expenses, including, without limitation, attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties, witness fees, amounts paid in settlement and other expenses incurred in connection with the investigation, defense, settlement or approval of such Proceeding (collectively, "DAMAGES").

                           1.4      DEFINITION OF PROCEEDING.  For purposes of
this Agreement, "PROCEEDING" shall mean any completed, actual, pending or threatened action, suit, claim, hearing or proceeding, whether civil, criminal, arbitrative, administrative, investigative or pursuant to any alternative dispute resolution mechanism (including an action by or in the right of RoomSystems or the Company) and whether formal or informal, in which Indemnitee is, was or becomes involved by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company or that, being or having been such a director, officer, employee or agent, Indemnitee is or was serving at the request of Roomsystems or the Company as a director, officer, employee, trustee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise (collectively, a "RELATED COMPANY"), including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action (or inaction) by Indemnitee in an official capacity as a director, officer, employee, trustee or agent or in any other capacity while serving as a director, officer, employee, trustee or agent.

                           1.5      DETERMINATION OF ENTITLEMENT.   In the
event that a determination of Indemnitee's entitlement to indemnification is required pursuant to the Statute or a successor statute or pursuant to other applicable law, the appropriate decision-maker shall make such determination; PROVIDED, HOWEVER, that Indemnitee shall initially be presumed in all cases to be entitled to indemnification, that Indemnitee may establish a conclusive presumption of any fact necessary to such a determination by delivering to RoomSystems and the Company a declaration made under penalty of perjury that such fact is true and that, unless the Company shall deliver to Indemnitee written notice of a determination that Indemnitee is not entitled to indemnification within twenty (20) calendar days after the Company's receipt of Indemnitee's initial written request for indemnification, such determination shall conclusively be deemed to have been made in favor of RoomSystems' and the Company's provision of indemnification, and that the RoomSystems and the Company hereby agree not to assert otherwise.

                           1.6      CONTRIBUTION.   If the indemnification
provided under Section 1.1 is unavailable by reason of a court decision, based on grounds other than any of those set forth in paragraphs (b) through (d) of
SECTION 4.1, then, in respect of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), RoomSystems and/or the Company shall contribute to the amount of Damages (including attorneys' fees) actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction from which such Proceeding arose, and (ii) the relative fault of the Company on the one hand and of Indemnitee on the other hand in connection with the events that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Indemnitee on the other hand shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Damages. RoomSystems and the Company agree that it would not be just and equitable if contribution pursuant to this SECTION 1.6 were determined by pro rata allocation or any other method of allocation that does not take account of the foregoing equitable considerations.

                           1.7      SURVIVAL.  The indemnification and
contribution provided under this Agreement shall apply to any and all Proceedings, notwithstanding that Indemnitee has ceased to serve the Company or a Related Company and shall continue so long as Indemnitee shall be subject to any possible Proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director of the Company or serving in any other capacity referred to in SECTION 1.4 of this Agreement.

                  2.       EXPENSE ADVANCES.

                           2.1      GENERALLY.  The right to indemnification of
Damages conferred by Section 1 shall include the right to have RoomSystems and the Company pay Indemnitee's expenses in any Proceeding as such expenses are incurred and in advance of such Proceeding's final disposition (such right, and "EXPENSE ADVANCE").

                           2.2      CONDITIONS TO EXPENSE ADVANCE.  RoomSystems'
and the Company's obligation to provide an Expense Advance is subject to the following conditions:

                                    (a) UNDERTAKING. If the Proceeding arose in
                  connection with Indemnitee's service as a director of the Company (and not in any other capacity in which Indemnitee rendered service, including service to any Related Company), then Indemnitee or Indemnitee's representative shall have executed and delivered to the Company an undertaking, which need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment, by or on behalf of Indemnitee to repay all Expense Advances if it shall ultimately be determined by a final, unappealable decision rendered by a court having jurisdiction over the parties that Indemnitee is not entitled to be indemnified under this Agreement.

                                    (b) COOPERATION. Indemnitee shall give
                  RoomSystems and the Company such information and cooperation as they may reasonably request and shall be within Indemnitee's legal power to provide.

                                    (c) AFFIRMATION. Indemnitee shall furnish,
                  upon request by RoomSystems or the Company and if required under applicable law, a written affirmation of Indemnitee's good faith belief that any applicable standards of conduct have been met by Indemnitee.

                  3.       PROCEDURES FOR ENFORCEMENT.

                           3.1      ENFORCEMENT.  In the event that any claim
for indemnification, whether an Expense Advance or otherwise, is made hereunder and is not paid in full within thirty (30) calendar days after written notice of such claim is delivered to RoomSystems and the Company, Indemnitee may, but need not, at any time thereafter bring suit against RoomSystems and the Company to recover the unpaid amount of the claim (an "ENFORCEMENT ACTION").

                           3.2      PRESUMPTIONS IN ENFORCEMENT ACTION. In any
Enforcement Action, the following presumptions (and limitations on presumptions) shall apply:

                                    (a) RoomSystems and the Company expressly
                  affirm and agree that they have entered into this Agreement and assumed the obligations imposed on them hereunder to induce Indemnitee to continue as a director of the Company; and

                                    (b) Neither (i) the failure of the Company
                  (including the Company's Board of Directors, independent or special legal counsel or the company's shareholders) to have made a determination prior to the commencement of the Enforcement Action that indemnification of the Indemnitee is proper in the circumstances, nor (ii) an actual determination by the Company, its Board of Directors, independent or special legal counsel or shareholders that Indemnitee is not entitled to indemnification shall be a defense to the Enforcement Action or create a presumption that Indemnitee is not entitled to indemnification hereunder.

                           3.3      ATTORNEYS' FEES AND EXPENSES FOR ENFORCEMENT
ACTION. In the event Indemnitee is required to bring an Enforcement Action, RoomSystems and/or the Company shall pay all of Indemnitee's fees and expenses in bringing and pursuing the Enforcement Action (including attorneys' fees and at any stage, including on appeal), PROVIDED, HOWEVER, that neither RoomSystems nor the Company shall be required to provide such payment for such attorneys' fees or expenses if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such Enforcement Action was not made in good faith.

                  4.       LIMITATIONS ON INDEMNITY; MUTUAL ACKNOWLEDGMENT.

                           4.1      LIMITATIONS ON INDEMNITY. No indemnity
pursuant to this Agreement shall be provided by RoomSystems or the Company:

                                    (a) For Damages that have been paid directly
                  to Indemnitee by an insurance carrier under a policy of insurance maintained by the Company or by RoomSystems on behalf of the Company;

                                    (b) With respect to remuneration paid to
                  Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

                                    (c) On account of Indemnitee's conduct which
                  is finally adjudged by a court having jurisdiction in the matter to have been intentional misconduct, a knowing violation of the Statute or any successor provisions of the Statute, or other applicable law, or a transaction from which Indemnitee derived an improper personal benefit; or

                                    (d) If a final decision by a court having
                  jurisdiction in the matter with no further right of appeal shall determine that such indemnification is not lawful.

                           4.2      PARTIAL  INDEMNIFICATION.  If Indemnitee is
entitled under any provision of this Agreement to indemnification by RoomSystems or the Company for some or a portion of any Damages in connection with Proceeding, but not, however, for the total amount thereof, RoomSystems and the Company shall nevertheless indemnify Indemnitee for the portion of such Damages to which Indemnitee is entitled.

                           4.3      MUTUAL  ACKNOWLEDGMENT.  RoomSystems and the
Company and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit RoomSystems and the Company from indemnifying Indemnitee under this Agreement or otherwise. For example, parties acknowledge that the SEC has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Furthermore, Indemnitee understands and acknowledges that RoomSystems may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for determination of its right under public policy to indemnity Indemnitee.

                  5.       NOTIFICATION AND DEFENSE OF CLAIM.

                           5.1      NOTIFICATION.   Promptly after receipt by
Indemnitee of notice of the commencement of any Proceeding, Indemnitee shall, if a claim in respect thereof is to be made against RoomSystems and the Company under this Agreement, notify RoomSystems and the Company of the commencement thereof; but the omission so to notify RoomSystems and/or the Company will not, however, relieve RoomSystems and the Company from any liability which they may have to Indemnitee under this Agreement unless and only to the extent that such omission can be shown to have prejudiced Roomsystems' or the Company's ability to defend the Proceeding.

                           5.2      INSURANCE.  If,  at the time of receipt of
notice of a claim pursuant to SECTION 5.1, RoomSystems or the Company has director and officer liability insurance in effect, RoomSystems or the Company, as applicable, shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. RoomSystems and the Company shall take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

                           5.3      DEFENSE OF CLAIM.  With respect to any such
Proceeding as to which Indemnitee notifies RoomSystems and the Company of the commencement thereof:

                                    (a)     RoomSystems and the Company may
                  participate  therein at their own expense;

                                    (b) RoomSystems and/or the Company may
                  assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from RoomSystems or the Company to Indemnitee of its/their election so to assume the defense thereof, neither RoomSystems nor the Company shall be liable to Indemnitee under this Agreement for any legal or other expenses (other than reasonable costs of investigation) subsequently incurred by Indemnitee in connection with the defense thereof unless (i) the employment of counsel by Indemnitee has been authorized by RoomSystems or the Company,
                  (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between RoomSystem and/or the Company (or any other person or persons included in the joint defense) and Indemnitee in the conduct of the defense of such action, (iii) neither RoomSystems nor the Company shall have, in fact, employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at RoomSystems' and the Company's expense, or (iv) either RoomSystems or the Company is not financially or legally able to perform its indemnification obligations. Neither RoomSystems nor the Company shall be entitled to assume the defense of any proceeding brought by or on behalf of RoomSystems and/or the Company or as to which Indemnitee shall have reasonably made the conclusion provided for in clause (ii) or (iv) above;

                                    (c) Neither RoomSystems nor the Company
                  shall be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without RoomSystems' and the Company's written consent;

                                    (d) Neither RoomSystems nor the Company
                  shall settle any action or claim in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent; and

                                    (e) Neither RoomSystems, the Company nor
                  Indemnitee will unreasonably withhold its or his consent to any proposed settlement.

                  6.       SEVERABILITY.

                           Nothing in this Agreement is intended to require or
shall be construed as requiring RoomSystems or the Company to do or to fail to do any act in violation of applicable law. RoomSystems' and the Company's inability, pursuant to court order, to perform their obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable, as provided in this SECTION 6. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then RoomSystems and the Company shall nevertheless indemnify or make contribution to Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

                  7.       GOVERNING LAW; ATTORNEYS' FEES.

                           7.1      GOVERNING LAW AND VENUE.  This Agreement
shall be governed by, construed, interpreted and applied in accordance with the laws of the State of Idaho, without giving effect to any conflict of laws rules that would refer the matter to the laws of another jurisdiction. In the event any action or dispute is initiated hereunder, each party hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Idaho in Ada County, for the purposes of any action arising out of this Agreement, or the subject matter hereof or thereof. To the extent permitted by applicable law, each party hereby waives and agrees not to assert, by way of motion, as a defense or otherwise in any such action, any claim (i) that it is not subject to the jurisdiction of the above-named courts, (ii) that the action is brought in an inconvenient forum, (iii) that it is immune from any legal process with respect to itself or its property, (iv) that the venue of the suit, action or proceeding is improper or (v) that this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

                           7.2      ATTORNEYS' FEES. The prevailing  party in
any action or proceeding relating to this Agreement shall be entitled to recover from the non-prevailing parties, reasonable attorneys' fees and other costs incurred with or without trial, in bankruptcy or on appeal, in addition to any other relief to which such prevailing party may be entitled.

                  8.       BINDING EFFECT.

                           This Agreement shall be binding on Indemnitee and on
RoomSystems and the Company and its successors and assigns (including any transferee or all or substantially all of their assets and any successor by merger or otherwise by operation of law), and shall inure to the benefit of Indemnitee and Indemnitee's heirs, personal representatives and assigns and to the benefit of RoomSystems and the Company and their successors and assigns. Neither RoomSystems nor the Company shall effect any merger, consolidation, sale of all or substantially all of its assets or other reorganization in which it is not the surviving entity, unless the surviving entity agrees in writing to assure all of RoomSystems' and the Company's obligations under this Agreement.

                  9.       ENTIRE AGREEMENT.

                           This Agreement is the entire  agreement of the
parties regarding its subject matter and supersedes all prior written or oral communications or agreements.

                  10.      COUNTERPARTS.

                           This  Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  11.      AMENDMENT AND TERMINATION.

                           No amendment, modification, termination or
cancellation of this Agreement shall be effective unless in writing signed by all parties hereto.

                  12.      WAIVERS.

                           No waiver of any breach or default shall be
considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default.

                  13.      NOTICES.

                  Any notice or demand required or permitted to be given under the terms of this Agreement shall be deemed to have been duly given or made if given by any of the following methods:

                           (a)      Deposited in the United States mail, in a
sealed envelope, postage prepaid, by registered or certified mail, return receipt requested, respectively addressed as follows:

                    TO ROOMSYSTEMS AND
                    THE COMPANY:            RoomSystems, Inc.
                                            ATTENTION: Derek K. Ellis,
                                            Chief Financial Officer
                                            390 North 3050 East
                                            St. George, Utah 84790
                                            Telephone: 435/688-3605
                                            Fax number: 435/628-8611

                    IF TO INDEMNITEE:       Donnelly Prehn
                                            412 E. ParkCenter Blvd., Suite 300
                                            Boise, Idaho 83706
                                            Telephone: 208/333-2072
                                            Fax number: 208/343-1145

                    WITH A COPY
                    TO:                     AMRESCO Leasing Corporation
                                            ATTENTION: William C. Cole, Esq.
                                            412 E. ParkCenter Blvd., Suite 300
                                            Boise, Idaho 83702
                                            Telephone: 208/333-2000
                                            Fax number: 208/333-2050


                           (b)      Hand-delivered or sent to the above address
via an established national overnight delivery service (such as Federal Express), charges prepaid, or

                           (c)      Sent via any electronic communications
method provided the sender obtains written confirmation of receipt of the communication by the electronic communication equipment at the office of the address listed above.

                  Notices delivered by mail shall be deemed given five (5) Business Days after being deposited in the United States mail, return receipt requested. Notices delivered by hand, by facsimile, or by a nationally recognized private carrier shall be deemed given on the first Business Day following receipt; PROVIDED, HOWEVER, that a notice delivered by facsimile shall only be effective if such notice is also delivered by hand, or deposited in the United States mail, postage prepaid, registered or certified mail, on or before two (2) Business Days after it is delivered by facsimile. Any party may hereinafter designate other addresses to which notice may be sent, upon written notice sent to the other parties at the address above designated, or subsequently designated in accordance herewith.

                  14.      DIRECTORS' AND OFFICERS' INSURANCE.

                           14.1     COVENANT OF COMPANY.  The Company hereby
covenants and agrees that, subject to the provisions of SECTION 14.2 hereof, the Company shall, from and after the date hereof, maintain directors' and officers' insurance ("D&O Insurance") in full force and effect so long as Indemnitee continues to serve as a director of the Company and thereafter so long as Indemnitee shall be subject to any possible Proceeding.

                           14.2     COVERAGE.  In all D&O Insurance policies,
Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to RoomSystems' or the Company's directors or officers most favorably insured by such policy.

                  15.      SPECIFIC PERFORMANCE.

                           The parties agree herein that a monetary remedy for
breach of this Agreement, at some later date, will be inadequate, impracticable and difficult of proof, and further agree that such breach would cause Indemnitee irreparable harm. Accordingly, RoomSystems, the Company and Indemnitee agree that Indemnitee shall be entitled to temporary and permanent injunctive relief to enforce this Agreement without the necessity of proving actual damages or irreparable harm. RoomSystems, the Company and Indemnitee further agree that Indemnitee shall be entitled to such injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bond or other undertaking in connection therewith. Any such requirement of bond or undertaking is hereby waived by RoomSystems and the Company, and RoomSystems and the Company acknowledge that in the absence of such a waiver, a bond or undertaking may be required by the court.

                  16.      SUBROGATION.

                  In the event of payment under this Agreement, RoomSystems and/or the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable RoomSystems and/or the Company effectively to bring suit to enforce such rights.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indemnity Agreement to be duly executed as of the day and year first set forth above.


                                                  COMPANY:

                               RSi BRE, INC.


                               By:_________________________________________
                               Its:________________________________________


                                ROOMSYSTEMS:

                                ROOMSYSTEMS, INC.


                                By:_________________________________________
                                Its:________________________________________


                                INDEMNITEE:

                                ____________________________________________
                                Donnelly Prehn

                                    EXHIBIT E

                   FORM OF EQUIPMENT PURCHASE PROMISSORY NOTE


                                  See Attached.


                       EQUIPMENT PURCHASE PROMISSORY NOTE


$750, 000.00                                               September ____, 1999

         FOR VALLUE RECEIVED, RSi BRE, Inc. a Nevada corporation (hereafter referred to as the "MAKER") promises to pay RSG Investments, LLC, an Idaho limited liability company, at 412 ParkCenter Blvd., Suite 300, Boise, Idaho 83706, or assigns (hereafter referred to as the "PAYEE"), the principal amount of Seven Hundred Fifty-Thousand and No/100 Dollars ($750,000.00), in lawful money of the United States, plus accrued interest from August 1, 1999, at the rate of ten percent (10%) per annum, payable as provided herein.

         1.       ISSUANCE.

         This Note is being issued pursuant to the terms of that certain Equipment Transfer Agreement of even date herewith ("EQUIPMENT TRANSFER AGREEMENT") between Maker, Payee, and RoomSystems, Inc., as Nevada corporation, and the corporate parent of Maker ("RSi"), and RoomSystems International Corporation, a Nevada corporation and a corporate affiliate of Maker ("RIC") (RSi and RIC are collectively referred to as "ROOMSYSTEMS"). Capitalized terms used in this Note but not defined herein shall have the meanings given such terms in the Equipment Transfer Agreement.

         2.       PAYMENT.

                  (a) FIRST NOTE DUE DATE. This Note shall be initially due and payable on May 1, 2000 (the "FIRST NOTE DUE DATE"). If all principal and accrued interest under this Note have been paid in full by the First Note Due Date, then Maker's obligations hereunder shall be extinguished, and all revenue-per-New BRE Unit per day thereafter from all New BRE Revenue Sharing Contracts (as such terms are defined in the Equipment Transfer Agreement) shall be allocated to Maker.

                  (b) NO PAYMENT BY FIRST NOTE DUE DATE. If this Note has not been paid in full on or before the First Note Due Date, then from such date until the Final Note Due Date (as defined below), the revenue-per-New BRE Unit per day from all New BRE Revenue Sharing Contracts shall be allocated as follows:

                           - The first $0.03 of revenue shall be paid to RSi for use as a tax reserve;

                           - The next $.08 of revenue shall be paid to RSi for a service and maintenance reserve; and

                           - The balance of the revenue shall be paid to Payee and applied to Maker's obligations under this Note, first to accrued interest, then to unpaid principal hereunder.

                  (c) FINAL NOTE DUE DATE. December 31, 2000 is the "FINAL NOTE DUE DATE" under this Note. If the Note has been paid in full on or before the Final Note Due Date, then all of Maker's obligations hereunder shall be extinguished, and all revenue-per-New BRE Unit per day thereafter from all BRE Revenue Sharing Contracts shall be allocated to RSi.

                  (d) FAILURE OF PAYMENT. If this Note has not been paid in full on or before the Final Note Due Date, and no Event of Default has occurred or is continuing, then such failure of payment shall operate to (1) extinguish Maker's obligations under this Note, and (2) convert such obligations into Payee's allocable portion of all payments under the New BRE Revenue Sharing Contracts, as provided in the Payment Allocation Schedule attached as Exhibit F to the Equipment Transfer Agreement.

                  (e) PAYMENT UPON IPO. Notwithstanding anything in this Note to the contrary, Maker acknowledges and agrees that if RSi's initial firm underwritten public offering of its common stock ("IPO") is declared effective at any time prior to November 30, 2000, then this Note shall be due and payable in full within thirty (30) days of such effective date, and Maker's failure to make such payment in full to Payee within such 30-day period shall constitute an Event of Default hereunder.

         3.       PREPAYMENTS.

         The principal balance hereof may be prepaid wholly or partially at any time without premium or penalty.

         4.       EVENTS OF DEFAULT.

         It shall be an event of default ("EVENT OF DEFAULT") with respect to this Note upon the occurrence and continuation uncured of any of the following events:

                  (a) (i) Any representation, warranty, certification or other statement made by RoomSystems or Maker in the Equipment Transfer Agreement or in any Related Agreement or in any statement or certificate at any time given by RoomSystems or Maker in writing pursuant thereto or in connection therewith, or any of the representations and warranties of RoomSystems in the Master Agreement reaffirmed and restated in the Equipment Transfer Agreement, shall be false in any material respect on the date as of which made or reaffirmed; or (ii) any failure on the part of RoomSystems or Maker duly to observe or perform in any material respect any of the covenants or agreements on the part of RoomSystems and Maker set forth in the Equipment Transfer Agreement or in any Related Agreement that continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to RoomSystems and/or Maker by Payee; or

                  (b) Maker shall not have manufactured, installed, and rendered fully operational on or before the First Note Due Date at least 750 New BRE Units (as defined in the Equipment Transfer Agreement); or in the event RSi's IPO is declared effective by the Securities and Exchange Commission at any time prior to November 30, 2000, Maker shall have failed to repay this Note in full within thirty (30) days of the effective date of the IPO; or

                  (c) Any material default by RoomSystems or Maker under any of their obligations under any Revenue Sharing Contract or New BRE Revenue Sharing Contract or related Maintenance Agreement, including, without limitation, a material failure or inability of RoomSystems or Maker to meet their service and maintenance obligations under any outstanding Maintenance Agreement with any Hotel; or

                  (d) RoomSystems or Maker shall be in default under, or an event shall have occurred that, with notice or lapse of time or both, would constitute a default by RoomSystems or Maker under any of their other Contractual Obligations which would have a Material Adverse Effect; or

                  (e) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of RoomSystems or Maker in an involuntary case under the Bankruptcy Code, or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or other similar relief shall be granted under any applicable Federal or state law; (ii) an involuntary case shall be commenced against RoomSystems or Maker under the Bankruptcy code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver; liquidator, sequestrator, trustee, custodian or other officer having similar powers over RoomSystems or Maker, or over all or a substantial part of their property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of RoomSystems or Maker for all or a substantial part of their property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of RoomSystems or Maker, and any such event described in this CLAUSE (ii) shall continue for sixty
(60) days unless dismissed, bonded or discharged; or

                  (f) (i) RoomSystems or Maker shall have an order for relief entered with respect to either of them or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of their property or either of RoomSystems or Maker shall make a general assignment for the benefit of creditors or (ii) either RoomSystems or Maker shall be unable or shall fail, or shall admit in writing its inability, to generally pay its debts as such debts become due; or the Board of Directors of either RoomSystems or Maker (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in CLAUSE (i) above or this CLAUSE (ii); or

                  (g) Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $15,000 shall be entered or filed against RoomSystems or Maker or any of their assets and shall remain undischarged, unbonded or unstayed for a period of thirty (30) days (or in any event later than five (5) days prior to the date of any proposed sale thereunder); or

                  (h) Any order, judgment or decree shall be entered against RoomSystems or Maker decreeing the dissolution or split up of either RoomSystems or Maker and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or


                  (i) A Material Adverse Effect shall have occurred with respect to either RoomSystems or Maker.

         5.       REMEDIES.

                  If an Event of Default occurs, Payee may take (but is not obligated to take) any or all of the following actions: (a) declare the entire principal and accrued interest under this Note and any other amounts payable hereunder, and the Secured Obligations (as defined in the Equipment Transfer Agreement), to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Maker, (b) proceed to enforce or cause to be enforced any remedies under the Security Agreement, the Stock Pledge and Security Agreement and/or any other Related Agreement, in each case of even date herewith, or (c) exercise any other remedies at law or in equity. Maker agrees that upon the occurrence of an Event of Default, Maker shall pay all costs and expenses actually incurred by Payee (including, without limitation, reasonable attorneys' fees and disbursements) incident to the enforcement, collection, protection or preservation of any right or claim of Payee under the Equipment Transfer Agreement or any Related Agreement.

         7.       DEFAULT RATE.

         Notwithstanding any other provision of this Note to the contrary, upon the occurrence and during the continuation of an Event of Default, the Maker shall pay interest on the outstanding principal balance of this Note at a rate (the "DEFAULT RATE") per annum equal to eighteen percent (18%), payable upon demand by Payee. All obligations hereunder which are not paid by Payee when due and payable shall bear interest at the Default Rate.

         8.       SECURITY.

         This Note is entitled to the benefits of and is secured by the pledge, liens, security title, rights and security interests granted under the Security Agreement between the Maker and Payee, and under the Stock Pledge and Security Agreement between RoomSystems and Payee and the

Equipment Transfer Agreement and other Related Agreements, as the same may be amended, supplemented or renewed, from time to time.

         9.       UNDERSTANDINGS WITH RESPECT TO WAIVERS, AGREEMENTS AND
CONSENTS.

         MAKER HEREBY ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS, AGREEMENTS AND CONSENTS ("WAIVERS") SET FORTH IN THIS NOTE KNOWINGLY, INTENTIANALLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY. THE MAKER FURTHER ACKNOWLEDGES THAT SUCH WAIVERS ARE A MATERIAL INDUCEMENT TO PAYEE TO ACCEPT THIS NOTE IN PARTIAL PAYMENT FOR THE EQUIPMENT AND REVENUE SHARING CONTRACTS, AND THAT PAYEE WOULD NOT HAVE ACCEPTED THIS NOTE IN PARTIAL PAYMENT WITHOUT SUCH WAIVERS.

         10.      WAIVER OF TRIAL BY JURY.

         THE MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND PAYEE BY THE ACCEPTANCE OF THIS NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS NOTE.

         11.      MISCELLANEOUS.

                  (a) AMENDMENT. Neither this Note nor any provision hereof may be amended, altered, modified, changed, waived, discharged or terminated, except by an instrument in writing signed by Payee and its assigns.

                  (b) ASSIGNMENT. Maker shall not assign its rights or obligations under this Note without the prior written consent of Payee, which such consent may be withheld in Payee's sole discretion. Payee may assign any or all of its rights, title, interests or duties, in whole or in part, hereunder without the prior written consent of Maker. Payee shall notify Maker of any such assignment within thirty (30) days of such assignment taking effect.

                  (c) TIME OF THE ESSENCE. For all payments to be made and obligations to be performed under this Note, time is of the essence.

                  (d) SEVERABILITY. Whenever possible this Note and each provision hereof shall be interpreted in such a manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof, and any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

                  (e) NO WAIVER; REMEDIES CUMULATIVE. No failure to exercise and no delay in exercising on the part of Payee of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. All rights and remedies provided in this Note or in the Equipment Transfer Agreement or in any other Related Agreement or any law shall be available to Payee and shall be cumulative.

                  (f) HEADINGS DESCRIPTIVE. The headings of the various sections and paragraphs of this Note are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

                  (g) GOVERNING LAW. THIS NOTE, THE EQUIPMENT TRANSFER AGREEMENT AND THE RELATED AGREEMENTS SHALL BE GOVERNED, CONSTRUED, INTERPRETED, APPLIED AND ENFORCED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF IDAHO, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                  (h) VENUE. The parties agree that exclusive jurisdiction and venue shall lie in either the United States District Court for Idaho at Boise, or the Fourth District Court of the State of Idaho for Ada County, Idaho.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer as of the day and year first above written.



                 MAKER:                  RSi BRE, INC.

                                         By:__________________________________
                                         Print Name:
                                         Title:

                                    EXHIBIT F

                           PAYMENT ALLOCATION SCHEDULE


This Payment Allocation Schedule is an Exhibit to, and is incorporated by reference as if fully set forth in, that certain Equipment Transfer Agreement dated September ____, 1999, by and among RoomSystems, Inc., RoomSystems International Corporation, RSi BRE, Inc., and RSG Investments, LLC. Capitalized terms used in this Schedule but not defined herein shall have the meanings given to such terms in the Equipment Transfer Agreement.

The following sets forth the Payment allocation payable to RSG from the Revenue Sharing Contracts (excluding the Arkansas Hilton) and the New BRE Revenue Sharing Contracts. EXCEPT AS SPECIFICALLY SET FORTH THEREIN, THE ALLOCATION PROVISIONS OF PARAGRAPHS 1 AND 2 BELOW ASSUME NO EVENT OF DEFAULT (AS DEFINED IN THE EQUIPMENT TRANSFER AGREEMENT) HAS OCCURRED OR IS CONTINUING. UPON AN EVENT OF DEFAULT, RSG SHALL HAVE ALL OF THE RIGHTS AND REMEDIES SET FORTH IN THE EQUIPMENT TRANSFER AGREEMENT, THE SECURITY AGREEMENT, THE STOCK PLEDGE AGREEMENT AND THE OTHER RELATED AGREEMENTS AND, IN ADDITION, THE ALLOCATION PROVISIONS OF PARAGRAPH 3 BELOW SHALL APPLY TO ALL REVENUE SHARING CONTRACTS AND NEW BRE REVENUE SHARING CONTRACTS.

1.       REVENUE SHARING CONTRACTS:

         During the initial term and any extension term or terms of the Revenue Sharing Contracts, the proceeds of all Payments under such contracts will be distributed as follows:

                  (a) If the Units related to any Revenue Sharing Contract produce $0.68 PER DAY OR MORE, the revenue-per-Unit per day will be allocated as follows:

                      - The first $0.03 of revenue to RSi for use as a tax reserve;

                      - The next $.08 of revenue to RSi for service and maintenance reserve;

                      - The next $0.57 of revenue to RSG as its Payment allocation; and

                      -    The balance of the revenue, if any, to RSi.

                  (b) If the Units related to any Revenue Sharing Contract produce LESS THAN $0.68 PER DAY, the revenue-per-Unit per day will be allocated as follows:

                      - The first $0.03 of revenue to RSi for use as a tax reserve;

                      - The next $.08 of revenue to RSi for a service and maintenance reserve; and

                      - The balance of the revenue to RSG as its Payment allocation.

         PROVIDED, HOWEVER, that the cost of any refurbishing of Units in connection with the extension of any Revenue Sharing Contract upon the expiration of an initial term or any extension term will be charged to, and paid out of, RSG's Payment allocation allocation set forth above.

         (b) SALE OF UNITS. If, at the end of the initial term of a Revenue Sharing Contract or any extension term thereafter, the Hotel determines to purchase one or more of the Units covered by the Revenue Sharing Contract, all proceeds from the sale of such Units will be allocated to RSG.

2.       NEW BRE REVENUE SHARING CONTRACTS:

         (a) INSTALLATION TO MAY 1, 2000. From the date of installation of any New BRE Units until May 1, 2000, all Payments under any New BRE Revenue Sharing Contracts will be allocated to RSi BRE.

         (b) PAYMENT OF NOTE BY MAY 1, 2000. If the Note has been paid in full on or before May 1, 2000, then all revenue-per-New BRE Unit per day from all New BRE Revenue Sharing Contracts will be allocated to RSi, and RSG shall have no allocation rights with respect to such New BRE Units under this Payment Allocation Schedule.

         (c) NO PAYMENT OF NOTE BY MAY 1, 2000. If the Note has not been paid in full on or before May 1, 2000, from such date until the Final Note Due Date (as defined below), the revenue-per-New BRE Unit per day from all New BRE Revenue Sharing Contracts will be allocated as follows:

                      - The first $0.03 of revenue to RSi for use as a tax reserve;

                      - The next $.08 of revenue to RSi for a service and maintenance reserve; and

                      - The balance of the revenue to RSG as its Payment allocation. It is understood by the parties that all amounts allocated to RSG under this paragraph 2(c) shall be credited against RSi BRE's obligations under the Note, first to accrued interest, then to unpaid principal.

         (d) PAYMENT OF NOTE BY DECEMBER 31, 2000. If the Note has been paid in full on or before December 31, 2000 (the "FINAL NOTE DUE DATE"), then all revenue-per-New BRE Unit per day thereafter from all New BRE Revenue Sharing Contracts will be allocated to RSi, and RSG shall have no allocation rights with respect to such New BRE Units under this Payment Allocation Schedule.

         (e) PAYMENT UPON IPO. Notwithstanding anything in this Payment Allocation Schedule to the contrary, the parties understand and agree that if RSi's initial firm underwritten public offering ("IPO") is declared effective at any time prior to November 30, 2000, then the Note shall be due and payable within thirty (30) days of such effective date, and RSi BRE's failure to make such payment in full within such 30-day period shall constitute an Event of Default under the Note.

         (f) FAILURE OF PAYMENT. If the Note has not been paid on or before the Final Note Due Date, and no event of Default has occurred or is continuing, the
(1) RSi BRE's obligations under the Note shall be considered extinguished, (2) in lieu thereof, the allocation schedule set forth in Section 2(c) above shall continue for the initial and extension term(s) of the New BRE Revenue Sharing Contracts, and (3) if, at the end of the initial term of a New BRE Revenue Sharing Contract or any extension term thereafter, the Hotel determines to purchase one or more of the New BRE Units covered by the New BRE Revenue Sharing Contract, all proceeds from the sale of such New BRE Units will be allocated to RSG. PROVIDED, HOWEVER, that the cost of any refurbishing of New BRE Units in connection with the extension of any New BRE Revenue Sharing Contract upon the expiration of an initial term or any extension term will be charged to, and paid out of, RSG's Payment allocation allocation set forth in Section 2(c) above.

3.       EVENT OF DEFAULT:

         Notwithstanding any other provision of this Payment Allocation Schedule, upon the occurrence of an Event of Default, RSG will have all rights and remedies set forth in the Equipment Transfer Agreement, the Security Agreement and the other Related Agreements, and all Payments under the Revenue Sharing Contracts and New BRE Revenue Sharing Contracts will be allocated to RSG; provided, however, that in the event RoomSystems and/or RSi BRE continues to provide maintenance and servicing under such contracts, the first $0.11 of revenue-per-day from each Unit and New BRE Unit shall be allocated to RoomSystems and/or RSi BRE as a maintenance, servicing and tax reserve.

4.       REVENUE SHARING CONTRACTS:

         The Revenue Sharing Contracts subject to RSG's Payment allocation as of the date of the Equipment Transfer Agreement are listed below:

                                 FIRST FULL                       MONTHS LEFT
                                  MONTH OF                        IN CONTRACT
PROPERTY                         OPERATION                       AS OF 8/1/99
---------                       ------------                    ---------------
JFK Hilton                          3/99                              79

Key Largo                           2/99                              78

JW Marriott D.C.                    1/99                              77

Park Central                        7/99                              82

Broadway                            9/99                              84

                                    EXHIBIT G

                           FORM OF SECURITY AGREEMENT


                                  See Attached.


                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT ("SECURITY AGREEMENT"), dated as of September_____, 1999, is by RSi BRE, INC., a Nevada corporation (the "COMPANY"), in favor of RSG INVESTMENTS, LLC, an Idaho limited liability company (together with its successors and assigns, the "SECURED PARTY").

                                R E C I T A L S:

         A. Secured Party, the Company and RoomSystems, Inc., a Nevada corporation, and the corporate parent of the Company ("RSi"), and RoomSystems International Corporation, a Nevada corporation and a corporate affiliate of the Company ("RIC") (RSi and RIC are collectively referred to as "ROOMSYSTEMS" have heretofore entered into that certain Equipment Transfer Agreement of even date herewith (the "TRANSFER AGREEMENT"), pursuant to which, inter alia, the Company has agreed to acquire from Secured Party certain fully automated refreshment centers (including related network computer systems and attached automated room safes, if any (the "EQUIPMENT") and certain related Hotel Revenue Sharing Contracts ("REVENUE SHARING CONTRACTS"), on the terms and conditions set forth in the Transfer Agreement.

         B. A portion of the Purchase Price for the Equipment and Revenue Sharing Contracts is being paid by the Company in the form of an Equipment Purchase Promissory Note (the "NOTE").

         C. It is a condition to Secured Party's obligation to sell and transfer the Equipment and Revenue Sharing Contracts to the Company that the Company shall have executed and delivered this Security Agreement whereby the Company, in order to provide security for the full performance and payment when due of the Note and the other Secured Obligations (as defined in the Transfer Agreement), shall pledge and grant to Secured Party a security interest in the Collateral described herein.

                           A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the foregoing and in order to induce the Secured Party to sell and transfer the Equipment and Revenue Sharing Contracts to the Company and for other good and valuable consideration, the receipt and sufficiency of which the Company hereby acknowledges, the Company and the Secured Party agree as follows:

                                    ARTICLE I
                           DEFINITIONS AND OTHER TERMS

         1.1      DEFINED TERMS.

         All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Transfer Agreement or in that certain Equipment Purchase and Sale

Agreement, dated July 17, 1998 between RoomSystems and Secured Party (the "MASTER AGREEMENT"). The following terms shall have the meanings herein specified unless the context otherwise requires. All terms defined in the singular will have the same meaning when used in the plural and vice versa.

                  "ACCOUNTS" has the meaning ascribed to such term in the UCC.

                  "AFFILIATE" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or other wise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "BANKRUPTCY CODE" means Title 11 of the Untied States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

                  "CHATTEL PAPER" has the meaning ascribed to such term under the UCC.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

                  "COLLATERAL" has the meaning ascribed to such term in
Section 2.1 of this Security Agreement.

                  "CONTRACTS" means the Revenue Sharing Contracts, the New BRE Revenue Sharing Contracts (as defined in the Transfer Agreement), their related Maintenance Agreement and all other contracts and agreements to which the Company now is, or hereafter will be, bound, or a party, beneficiary or assignee (other than rights evidenced by Chattel Paper, Documents or Instruments), including, without limitation, any franchise agreements or license agreements and all other agreements and documents executed and delivered with respect to such contracts, and all revenues, rentals and other sums of money due and to become due thereunder from any of the foregoing.

                  "COPYRIGHTS" means all Untied States or other registered and unregistered copyrights, all licenses thereto, and all applications therefor, and all reissues, divisions, continuations, renewals, extensions, modifications, supplements thereto or to any part thereof, and the right to sue for past, present and future infringements of the foregoing, and all rights corresponding to the foregoing throughout the world.

                  "DEFAULT RATE" means eighteen percent (18%) per annum.

                  "DEPOSIT ACCOUNTS" has the meaning ascribed to such term in the UCC.

                  "DOCUMENT" has the meaning ascribed to such term under the UCC.

                  "EQUIPMENT" means the Equipment (as defined in RECITAL A hereof), any and all New BRE Units (as defined in the Transfer Agreement) and any "equipment", as such term is defined in the UCC, used or bought for use primarily in connection with the Business, now or hereafter owned or leased by the Company and, in any event, shall include, but shall not be limited to, all machinery, tools, computer software, office equipment, furniture, appliances, furnishings, fixtures, vehicles, motor vehicles, petroleum storage tanks and pumps, and any manuals, instructions and similar items which relate to the foregoing, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "ESCROW AGENT" and "ESCROW AGREEMENT" have the meanings ascribed to such terms in the Transfer Agreement.

                  "EVENT OF  DEFAULT" has the meaning ascribed to such term in
SECTION  6.1 of this Security Agreement.

                  "FINANCING STATEMENTS" means the UCC financing statements, prepared by Secured Party, and delivered to the Company and which the Company must execute and deliver to Secured Party as a condition under the Transfer Agreement.

                  "GAAP" means generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

                  "GENERAL INTANGIBLES" has the meaning ascribed to such term in the Master Agreement, as applied to the Company.

                  "GOODS" has the meaning ascribed to such term in the UCC.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, foreign or domestic, and any territory, possession, protectorate, province, state, county, parish, regional authority, metropolitan authority, city, town, village, other locality, or other political subdivision or agency, regulatory body, or other authority, court commission, tribunal, grand jury, representative or official thereof, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "HOTEL" has the meaning ascribed to such term in the Master Agreement.

                  "INDEBTEDNESS" means, with respect to the Company at any date, all items of indebtedness which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of the Company at such date, and in addition shall include (a) all indebtedness guaranteed or endorsed (other than for purposes of collection in the ordinary courses of business), directly or indirectly, in any manner by the Company, (b) contingent obligations of the Company in respect of, or to purchase or otherwise acquire, indebtedness of others, (c) all lease obligations of the Company required under GAAP to be capitalized and reflected as a liability on the balance sheet of the Company, and (d) all indebtedness secured by any mortgage, lien, pledge, charge or encumbrance upon property owned by the Company, whether or not the indebtedness so secured has been assumed by the Company, but shall not include lease obligations or guaranties of lease obligations not required under GAAP to be capitalized.

                  "INSTRUMENT" has the meaning ascribed to such term in the UCC (other than Instruments constituting Chattel Paper).

                  "INTELLECTUAL PROPERTY" has the meaning ascribed to such term in the Master Agreement, as applied to the Company.

                  "LIEN" means any mortgage, deed of trust, trust, pledge, lien (choate or inchoate), assessment, easement, covenant, restriction, defect in title, encroachment or other burden, whether arising by contract or under law, other than inchoate statutory liens for amounts not yet payable (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature of any of the foregoing, any claim, security interest, assignment or encumbrance of any kind, any negative lien and the filing of or agreement to give any financing statement or similar notice of security interest.

                  "MATERIAL ADVERSE EFFECT" has the meaning ascribed to such term in the Master Agreement.

                  "PERSON" means any natural person, corporation, partnership, joint venture, limited liability company, bank, trust or unincorporated organization, joint stock company or other similar organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

                  "PLEDGE AGREEMENT" has the meaning ascribed to that term in the Transfer Agreement.

                  "PROCEEDS" shall mean "proceeds" as such term is defined in the UCC or under other relevant law and shall include, but shall not be limited to, (a) any and all proceeds of any insurance (insuring the Collateral or otherwise required to be maintained hereunder, including return of unearned premium), indemnity, warranty or guaranty payable to the Secured Party or the Company from time to time, and claims for insurance, indemnity, warranty or guaranty effected or held for the benefit of the Company, with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (c) any and all interest, income, dividends, distributions and earnings on the Collateral or other monies, revenues or other amounts derived from the Collateral.

                  "RELATED AGREEMENTS" has the meaning ascribed to such term in the Transfer Agreement.

                  "REVENUE SHARING CONTRACTS" has the meaning ascribed to such term in the Transfer Agreement.

                  "SECURED OBLIGATIONS" has the meaning ascribed to such term in the Transfer Agreement.

                  "UCC" means the Uniform Commercial Code (or any comparable law, in effect in any relevant jurisdiction the laws of which govern the perfection of security interests hereunder).

         1.2      RULES OF CONSTRUCTION.

         When used in this Security Agreement: (a) "or" is not exclusive; (b) a reference to a law includes any amendment or modification of such law; (c) a reference to a Person includes its permitted successors and permitted assigns; and (d) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms.

                                   ARTICLE II
                                SECURITY INTEREST

         2.1      PLEDGE AND GRANT OF SECURITY INTEREST.

         As collateral security for the prompt and complete payment and performance when due of all of the Secured Obligations, the Company hereby pledges and grants to the Secured Party, a continuing security interest in, and Lien on, all of the Company's right, title and interest in and to the following (collectively, the "COLLATERAL"): all Accounts, Goods, Documents, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Intellectual Property, Contracts, certificates of title, fixtures, credits, claims, demands, assets and other personal property of the Company, whether now owned, existing, hereafter acquired, held, used, or sold (including, but not limited to, all such items used in connection with or related to the business of the Company), and any other property, rights and interests of the Company which at any time relate to, arise out of or in connection with the foregoing or which shall come into the possession or custody or under the control of the Secured Party or any of its agents, representatives, associates or correspondents, in connection with the foregoing; any and all additions and accessions, replacements, substitutions, and improvements, of or to all the foregoing and all products, rents, profits, offspring, and Proceeds thereof. Without limiting the generality of the foregoing, this Agreement also secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by the Company and/or RoomSystems to the Secured Party but for the fact they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving RoomSystems and/or the Company.

         2.2      SECURITY INTEREST ABSOLUTE.

         All rights of the Secured Party and the security interests hereunder shall be absolute and unconditional irrespective of:

                  (a) any change in the time, manner, amount or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Transfer Agreement or any Related Agreement;

                  (b) any exchange, release or nonperfection of all or any part of the Collateral or any other collateral, or any release from, amendment to, waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

                  (c) to the fullest extent permitted by law, any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Company or a third party pledgor.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         The representations, warranties and covenants of the Company contained in the Transfer Agreement and Master Agreement shall be deemed, for all purposes hereunder, to be representations, warranties and covenants of the Company in this Security Agreement, and shall be incorporated herein by this reference.

                                   ARTICLE IV
              SPECIAL PROVISIONS CONCERNING EQUIPMENT AND PROCEEDS

         4.1      EQUIPMENT.

         The Company shall do nothing to impair the rights of the Secured Party in the Equipment and shall cause the Equipment to at all times be, constitute and remain personal property subject to the security interest granted to the Secured Party. Notwithstanding the preceding sentence, provided neither the Company nor RoomSystems is in default under any of their Secured Obligations (and no event which with the passage of time would be an Event of Default has occurred and is continuing), in the ordinary course of the Company's business, in accordance with the provisions of the Company's Articles of Incorporation, the Company may, from time to time, replace and substitute its Equipment, and acquire new Equipment and accessions to its Equipment.

         4.2      PROCEEDS.

         The Company hereby directs any and all tranferors, distributors or payors (including insurance companies with whom the Company maintains insurance) to make payment of all Proceeds directly to the Secured Party and authorizes the Secured Party, (i) to apply the same toward replacement and repair of the Collateral or (ii) in the event the damage sustained exceeds fifty percent (50%) of the Collateral to apply the same toward payment of the Secured Obligations, whether or not due, or toward replacement of the Collateral in Secured Party's reasonable discretion. The Company will use its best efforts and hereby assigns the Proceeds toward replacement of the Collateral. All Proceeds, whether received by the Secured Party or by the Company, or by any other Person will be included in the Collateral subject to the security interest granted to the Secured Party hereunder. Upon and during the continuation of an Event of Default, the Company shall (i) indemnify, earmark, segregate and keep separate all Proceeds received by it, (ii) upon the Secured Party's request, promptly account to the Secured Party for all Proceeds, and (iii) hold all Proceeds received by the Company in trust for the benefit of the Secured Party and shall promptly (and in any event not later than the fifth day after receipt) deliver (or cause to be delivered) the same to the Secured Party and into its possession in the form received by the Company and at a time and in a manner satisfactory to the Secured Party.

                                    ARTICLE V
                     SPECIAL PROVISION CONCERNING RIGHTS AND
                    DUTIES WHILE IN POSSESSION OF COLLATERAL

         5.1      THE COMPANY'S POSSESSION.

         Upon and during the continuance of an Event of Default, to the extent the same shall, from time to time, be in the Company's possession and not held by the Escrow Agent pursuant to the terms and provisions of the Escrow Agreement, the Company will hold all Revenue Sharing Contracts and New BRE Revenue Sharing Contracts and other writings evidencing or relating to the Collateral in trust for the Secured Party and, upon request or as otherwise provided herein, promptly deliver the same to the Secured Party in a form received and at a time and in a manner satisfactory to the Secured Party. With respect to the Collateral in the Company's possession, the Company shall at the Secured Party's request take such action as the Secured Party in its discretion deems necessary or desirable to create, perfect and protect the Secured Party's security interest in any of the Collateral.

         5.2      SECURED PARTY'S POSSESSION.

         With respect to all of the Collateral delivered or transferred to, or otherwise in the custody or control of (including any items in transit to or set apart or held in escrow for) the Secured Party or any of its agents, associates or correspondence in accordance with this Security Agreement, the Company agrees that (i) such Collateral will be and be deemed to be in the sole possession of the Secured Party; (ii) subject to Section 4.1, the Company has no right to withdraw or substitute any such Collateral without the consent of the Secured Party, which consent may be withheld or delayed in the Secured Party's sole discretion; (iii) the Company shall not take or permit any action, or exercise any voting and other rights, powers and privileges in respect of the Collateral inconsistent with the Secured Party's sole possession thereof and (iv) the Secured Party may in its sole discretion and without notice, without obligation or liability except to account for property actually received by it, and without affecting or discharging the Secured Obligations, (x) further transfer and segregate the Collateral in its possession; (y) receive Proceeds and hold the same as part of the Collateral and/or apply the same as hereinafter provided; and (z) exchange any of the Collateral for other property upon reorganization, recapitalization or other readjustment. Following the occurrence of an Event of Default, the Secured Party is authorized (i) to exercise or cause its nominee to exercise all or any rights, powers and privileges on or with respect to the Collateral with the same force and effect as an absolute owner thereof; (ii) whether any of the Secured Obligations be due, in its name or in the Company's name or otherwise, to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement the Secured Party deems desirable with respect to, any of the Collateral; and (iii) to extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral. Notwithstanding the rights accorded the Secured Party with respect to the Collateral and except to the extent provided below or required by the UCC or other applicable law (which requirement cannot be modified, waived or excused), the Secured Party's sole duty with respect to the Collateral in its possession (with respect to custody, preservation, safekeeping or otherwise) will be to deal with it in the same manner that the Secured Party deals with similar property owned and possessed by it. Without limiting the foregoing, the Secured Party, and any of its officers, directors, partners, trustees, owners, employees and agents, to the extent permitted by law (i) will have no duty with respect to the Collateral or the rights granted hereunder; (ii) will not be required to sell, invest, substitute, replace or otherwise dispose of the Collateral; (iii) will not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral; (iv) will not be liable for (or deemed to have made an election of or exercised any right or remedy on account of) any delay or failure to demand, collect or realize upon any of the Collateral; and (v) will have no obligation or liability in connection with the Collateral or arising under this Security Agreement. The Company agrees that such standard of care is reasonable and appropriate under the circumstances.

                                   ARTICLE VI
                                EVENTS OF DEFAULT

         6.1      EVENTS OF DEFAULT.

         Whenever used herein, the Term "EVENT OF DEFAULT" means any one of the following events:

                  (A) BREACH OF REPRESENTATIONS, WARRANTIES AND COVENANTS.
(i) Any representation, warranty, certification or other statement made by RoomSystems or the Company in the Transfer Agreement or in any Related Agreement or in any statement or certificate at any time given by RoomSystems or the Company in writing pursuant thereto or in connection therewith, or any of the representations and warranties of RoomSystems in the Master Agreement reaffirmed and restated in the Transfer Agreement, shall be false in any material respect on the date as of which made or reaffirmed; or (ii) any failure on the part of RoomSystems or the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of RoomSystems and the Company set forth in the Transfer Agreement or in any Related Agreement that continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to RoomSystems and/or the Company by Secured Party; or

                  (B) NEW BRE UNITS; NOTE PAYMENT FAILURE. The Company shall not have manufactured, installed and rendered fully operational at least 750 New BRE Units by May 1, 2000; or in the event RSi's initial firm underwritten public offering of its common stock ("IPO") is declared effective by the Securities and Exchange Commission at any time prior to November 30, 2000, the Company shall have failed to repay the Note in full within thirty (30) days of the effective date of the IPO; or

                  (C) DEFAULT IN REVENUE SHARING CONTRACTS/MAINTENANCE AGREEMENTS. Any material default by RoomSystems or the Company under any of their obligations under any Revenue Sharing Contract (including New BRE Revenue Sharing Contracts) or related Maintenance Agreement, including, without limitation, a material failure or inability of RoomSystems or the Company to meet their service and maintenance obligations under any outstanding Maintenance Agreement with any Hotel; or

                  (D) DEFAULT UNDER OTHER CONTRACTUAL OBLIGATIONS. RoomSystems or the Company shall be in default under, or an event has occurred that, with notice or lapse of time or both, would constitute a default by RoomSystems or the Company under any of their other Contractual Obligations which would have a Material Adverse Effect; or

                  (E) INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER. (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of RoomSystems or the Company in an involuntary case under the Bankruptcy Code, or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or other similar relief shall be granted under any applicable Federal or state law; (ii) an involuntary case shall be commenced against RoomSystems or the Company under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over RoomSystems or the Company, or over all or a substantial part of their property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of RoomSystems or the Company for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of RoomSystems or the Company, and any such event described in this CLAUSE (II) shall continue for sixty (60) days unless dismissed, bonded or discharged; or

                  (F) VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER; ETC. (i) Either RoomSystems or the Company shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or either of RoomSystems or the Company shall make a general assignment for the benefit of creditors; or (ii) either of RoomSystems or the Company shall be unable or shall fail, or shall admit in writing its inability, to generally pay its debts as such debts become due; or the Board of Directors of either RoomSystems or the Company (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

                  (G) JUDGMENTS AND ATTACHMENTS. Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $15,000 shall be entered or filed against RoomSystems or the Company or any of its assets and shall remain undischarged, unbonded or unstayed for a period of thirty (30) days (or in any event later than five (5) days prior to the date of any proposed sale thereunder); or

                  (H) DISSOLUTION. Any order, judgment or decree shall be entered against RoomSystems or the Company decreeing the dissolution or split up of RoomSystems or the Company and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or

                  (I) MATERIAL ADVERSE EFFECT. A Material Adverse Effect shall occur with respect to RoomSystems or the Company.

                                   ARTICLE VII
                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

         7.1      CUMULATIVE RIGHTS AND REMEDIES.

         Upon the occurrence of an Event of Default, and at any time thereafter if any Event of Default shall then be continuing, the Secured Party shall have the rights, powers and remedies (i) granted to secured parties under the UCC;
(ii) granted to the Secured Party under any other applicable statute, law, rule or regulation; (iii) granted to the Secured Party under the Note; and (iv) granted to the Secured Party under this Security Agreement, the Transfer Agreement, the Pledge Agreement or any other Related Agreement or any other agreement between the Company, RoomSystems and the Secured Party. In addition, all such rights, powers and remedies shall be cumulative and not alternative. Any single or partial exercise of, or forbearance, failure or delay in exercising any right, power or remedy shall not be, nor shall any such single or partial exercise of, or forbearance, failure or delay be deemed to be a limitation, modification or waiver or any right, power or remedy and shall not preclude the further exercise thereof; and every right power and remedy of the Secured Party shall continue in full force and effect until such right, power and remedy is specifically waived by an instrument in writing executed and delivered with respect to each such waiver by the Secured Party.

         7.2      ACCELERATION OF SECURED OBLIGATIONS.

         Upon the occurrence of an Event of Default, and at any time thereafter if any Event of Default shall then be continuing, the Secured Party may, form time to time in its discretion, by written notice to the Company declare all of the Secured Obligations (including principal and accrued interest under the Note) to be immediately due and payable whereupon (and, automatically without any notice, demand or other action by the Secured Party, upon the occurrence of any Event of Default set forth in subsections (e) through (h) of SECTION 6.1) such principal, interest and other Secured Obligations shall be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company to the maximum extent permitted by law. In connection with the foregoing, the amount due and payable from all unpaid future Payment allocations to RSG from the Revenue Sharing Contracts and New BRE Revenue Sharing Contracts as set forth in the Payment Allocation Schedule attached as Exhibit F to the Transfer Agreement shall be based on the discounted present value of such unpaid allocations, assuming for the purpose of such calculation: (i) each Unit produces revenue of $0.716 per day, (ii) a discount rate of eight percent (8%) per annum, (iii) a term equal to the remaining term of the Revenue Sharing Contract and New BRE Revenue Sharing Contract related to each Unit, and (iv) a residual value for each Unit of $300.00.

         7.3      ASSIGNMENT AND TRANSFER OF REVENUE SHARING CONTRACTS.

         All of the Company's right, title and interest in, to and under the Revenue Sharing Contracts and New BRE Revenue Sharing Contracts shall be automatically and irrevocably assigned, transferred and delivered to Secured Party, without any action required on the part of Secured Party, RoomSystems or the Company. Such assignment and transfer shall not operate to terminate any of RoomSystems' and/or the Company's servicing and maintenance obligations under the Maintenance Agreements applicable to such Revenue Sharing Contracts and New BRE Revenue Sharing Contracts, and such obligations shall survive the irrevocable assignment and transfer of such contracts to Secured Party.

         7.4      ADDITIONAL REMEDIES.

         In addition to the remedies set forth in the foregoing SECTIONS 7.2 and 7.3, upon an Event of Default, Secured Party may, at its sole option, without demand and upon such notice as may be required by law, and irrespective of negative consequences to RoomSystems, the Company or any other party, do any one or more of the following: (i) require RoomSystems and the Company to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party; (ii) immediately take possession of the Collateral wherever it may be found using all necessary and lawful actions to do so, and each of RoomSystems and the Company waives all claims to damages due to or arising from or connected with any such taking; (iii) proceed in the foreclosure set forth in this Security Agreement and sell all the Collateral in any manner permitted by law or provided for therein; (iv) sell the Collateral at public or private sale with or without having said Collateral at the place of sale and upon terms and in such manner as Secured Party may determine, with RoomSystems and the Company agreeing that if notice of such a sale is required by law, a ten (10) day notice period shall be commercially reasonable unless a shorter time period is permitted by law; (v) take possession of RoomSystem's premises in order to (A) continue servicing and maintaining the Equipment and New BRE Units covered by any Revenue Sharing Contract or New BRE Revenue Sharing Contract pursuant to the applicable Maintenance Agreement, (B) repair and recondition such Equipment and New BRE Units, as necessary, using the facilities and other property of RoomSystems, (C) store any of the Collateral subject to Secured Party's Security Interest, and (D) conduct any sale as provided for in this Security Agreement, all without compensation to RoomSystems or the Company and any sums expended therefor by Secured Party, for which no consideration is received, shall be repaid by RoomSystems and the Company as part of the Secured Obligations under this Agreement; (vi) sell, in one or more sales, at public or private sale, for such price as it may deem fair, any or all of the Collateral; (vii) be the purchase of any of the Collateral so sold and hold the same thereafter in its own right, absolutely free from any claims or rights of RoomSystems or the Company; (viii) exercise any other right under the Security Documents. Notwithstanding that the Secured Party, whether in its own behalf and/or on behalf of another or others, may continue to hold the Collateral and regardless of the value thereof, or any delay or failure to dispose thereof, unless and then only to the extent that the Secured Party proposes to retain the Collateral in satisfaction of the Secured Obligations by written notice in accordance with the UCC, the Company shall be and remain liable for the payment in full of any balance of the Secured Obligations and expenses at any time unpaid. Without limiting the foregoing, upon an Event of Default and after receipt of Secured Party's notice thereof, in addition to its other rights and remedies, the Secured Party may (but is not required to), in its sole discretion and to the extent it deems necessary, advisable or appropriate, take or cause to be taken such actions or things to be done (including the payment or advancement of funds, or requiring advancement of funds to be held by the Secured Party to fund such obligations, including taxes or insurance) as may be required hereby (or necessary or desirable in connection herewith) to correct such failure (including causing the Collateral to be maintained or insurance protection required hereby to be procured and maintained) and any and all costs and expenses incurred (including attorney's fees and disbursements) in connection therewith shall be included in the Secured Obligations and shall be immediately due and payable and shall bear interest at the rate of ten percent (10%) per annum.

         7.5      APPLICATION OF PROCEEDS.

         The Secured Party may apply the net proceeds, if any, of any collection, receipt, recovery, appropriation, foreclosure or realization, or from any use, operation, sale assignment, lease, pledge, transfer, delivery or disposition of all or any of the Collateral, after deducting all reasonable costs and expenses (including attorney's fees, court costs and legal expenses) incurred in connection therewith or with respect to the care, safekeeping, custody, maintenance, protection, administration or otherwise of any and all of said Collateral or in any way relating to the rights of the Secured Party under this Security Agreement, (i) first, to the satisfaction of the Secured Obligations, in whole or in part, in such order as the Secured Party may, in its discretion, elect; (ii) second, to the payment, satisfaction or discharge of any of other Indebtedness or obligation as required by any law, rule or regulation; and (iii) lastly, the surplus, if any, to the Company.

         7.6      REQUIRED NOTICE OF SALE.

         In exercising its rights, powers and remedies as secured party, the Secured Party agrees to give the Company ten days notice of the time and place of any public sale of Collateral or of the time after which any private sale of Collateral may take place, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company agrees that such period and notice is commercially reasonable under the circumstances.

                                  ARTICLE VIII
                         POST-DEFAULT POWER OF ATTORNEY

         The Company hereby irrevocably constitutes and appoints, effective on and after the occurrence of an Event of Default and at anytime thereafter if any Event of Default shall then be continuing, the Secured Party acting through any officer or agent thereof, with full power of substitution, as the Company's true and lawful attorney-in-fact with full irrevocable power and authority in the Company's place and stead and in the Company's name or in its own name, from time to time in the Secured Party's discretion, to receive, open and dispose of mail addressed to the Company, to take any and all action, to do all things, to execute, endorse, deliver and file any and all writings, documents, instruments, notices, statements (including financing statements, and writings to correct any error or ambiguity in the Transfer Agreement or any Related Agreement), applications and registrations (including registrations and licenses for securities, Intellectual

Property and General Intangibles), checks, drafts, acceptances, money orders, or other evidence of payment or Proceeds, which may be or become necessary or desirable in the sole discretion of the Secured Party to accomplish the terms, purposes and intent of this Security Agreement, the Transfer Agreement and the other Related Agreements, including the right to appear in and defend any action or proceeding brought with respect to the Collateral, and to bring any action or proceeding, in the name and on behalf of the Company, which the Secured Party, in its discretion, deems necessary or desirable to protect its interest in the Collateral. Said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, unless and then only to the extent that the same constitutes its negligence or willful misconduct. This power is coupled with an interest and is irrevocable. THIS POWER DOES NOT AND SHALL NOT BE CONSTRUED TO AUTHORIZE ANY CONFESSION OF JUDGMENT.

                                   ARTICLE IX
                                 INDEMNIFICATION

         9.1      INDEMNIFICATION BY THE COMPANY.

         The Company agrees to indemnify the Secured Party and hold the Secured Party harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Secured Party in any way relating, in any way arising out of or in connection with the Transfer Agreement, this Security Agreement, the Related Agreements or the transactions contemplated hereby or thereby other than those arising out of Secured Party's gross negligence or willful misconduct in its obligations under the Transfer Agreement, this Security Agreement, the Secured Obligations or any Related Agreement. Without limitation of the foregoing, the Company will reimburse the Secured Party for all expenses (including expenses for legal services of every kind) of, or incidental to, the negotiation of, entering into and enforcement of any of the provisions hereof and of any of the Secured Obligations, and any actual or attempted sale, lease or other disposition of, and any exchange, enforcement, collection, compromise or settlement of any of the Collateral and receipt of the Proceeds thereof, and for the care of the Collateral and defending or asserting the rights and claims of the Secured Party in respect thereof, and for the care of the Collateral and defending or asserting the rights and claims of the Secured Party in respect thereof, by litigation or otherwise, including expense of insurance, and all such expenses shall be part of the Secured Obligations.

                                    ARTICLE X
                              OBLIGATIONS ABSOLUTE

         The Secured Obligations will be absolute, unconditional and irrevocable and will be paid or satisfied strictly in accordance with their respective terms under all circumstances whatsoever, including: (i) the invalidity or unenforceability of all or any of, or any part of, the Transfer Agreement, this Security Agreement, or any Related Agreement, or any consent, waiver, amendment or modification thereof; (ii) the existence of any claim, setoff, defense or other right which the Company may have at any time against the Secured Party, or any other Person, whether in connection with the Transfer Agreement, this Security Agreement, any Related Agreement, the transactions contemplated hereby, thereby or otherwise all of which the Company hereby waives to the maximum extent permitted by law; or (iii) the loss, theft, damage, destruction or unavailability of the Collateral to the Company for any reason whatsoever, it being understood and agreed that the Company retains all liability and responsibility with respect to the Collateral.

                                   ARTICLE XI
                                FURTHER ASSURANCE

         The Company agrees at any time and from time to time, at the Company's sole cost and expense, to promptly obtain, procure, execute and deliver, file and affix such further agreements, bills of sale and assignments, instruments, documents, warehouse receipts, bills of lading, vouchers, invoices, notices, statements, writings (including financing statements, and writings to correct any error or ambiguity in the Transfer Agreement or any Related Agreement), powers (including stock and bond powers, and powers of attorney), tax stamps and information, and to do or cause to be done all such further acts and things (including the execution, delivery and filing of Financing Statements, payment of filing fees and transfer, gains and recording taxes), as the Secured Party may reasonably request, from time to time, in its discretion, including but not limited to all such actions required to provide Secured Party with a perfected security interest in the Collateral (including all Intellectual Property and General Intangibles). Without limiting the foregoing, the Company authorizes the Secured Party to the extent permitted under the UCC to execute and file, or file without the Company's signature, any and all Financing Statements, amendments thereto and continuations thereof as the Secured Party deems necessary or appropriate and the Company shall pay and indemnify the Secured Party for and hold the Secured Party harmless from any and all costs and expenses in connection therewith. The Company agrees that it will promptly notify the Secured Party of and agree to correct any defect, error or omission in the contents of the Transfer Agreement or any of the Related Agreements or in the execution, delivery or acknowledgement thereof.

                                   ARTICLE XII
                             TERM AND REINSTATEMENT

         12.1     TERM.

         This Security Agreement shall be immediately in full force and effect upon the Company's execution below, whether or not it is signed by the Secured Party. Upon indefeasible payment in full of the Obligations in accordance with the terms thereof, this Security Agreement and the security interest granted hereunder shall terminate and the Secured Party, at the Company's expense, will execute and deliver to the Company the proper instruments (including UCC termination statements) acknowledging the termination of such security interest, and will duly assign, transfer and deliver (without recourse, representation or warranty) such Collateral as may be in the Secured Party's possession, and not to be retained, sold, or otherwise applied or released pursuant to this Security Agreement, to the Company, except that the Company's obligations under Articles IX, X, XII and XIII shall survive indefinitely.

         12.2     REINSTATEMENT.

         This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of RoomSystems and/or the Company or upon the appointment of any intervenor or conservator of, or trustee or similar official for, RoomSystems and/or the Company or any substantial part of RoomSystems' and/or the Company's assets, or otherwise, all as though such payments had not been made.

                                  ARTICLE XIII
                               GENERAL PROVISIONS

         13.1     FINAL AGREEMENT; AMENDMENTS, CONSENTS, AUTHORIZATIONS.

         THIS SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE COMPANY AND THE SECURED PARTY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE COMPANY AND THE SECURED PARTY. THE COMPANY UNDERSTANDS AND AGREES THAT ORAL AGREEMENTS AND ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE. THE COMPANY ACKNOWLEDGES AND AGREES THERE ARE NO ORAL AGREEMENTS BETWEEN THE COMPANY AND THE SECURED PARTY. The Transfer Agreement, this Security Agreement and the Related Agreements represent the entire understanding of the Secured Party and the Company with respect to the transactions contemplated hereby and thereby. None of the terms or provisions of the Transfer Agreement, this Security Agreement or any other Related Agreement may be waived, altered, modified, or amended except in each instance by a specific written instrument duly executed by the Secured Party. Without limiting the foregoing, no action or omission to act shall be deemed to be a consent, authorization, representation or agreement of the Secured Party, under the UCC or otherwise, unless, in each instance, the same is in a specific writing signed by the Secured Party.

         13.2     NOTICES.

         Any notice or demand required or permitted to be given under the terms of this Security Agreement shall be in writing and shall be deemed to have been duly given or made if given by any of the following methods: (a) deposited in the United States mail, in a sealed envelope, postage prepaid, by registered or certified mail, return receipt requested, (b) hand-delivered or sent via an established national overnight deliver service (such as Federal Express), charges prepaid, or (c) sent via any electronic communications method provided the sender obtains written confirmation of receipt of the communication by the electronic communication equipment, in each case at the address set forth below:

         IF TO THE COMPANY:         RoomSystems, Inc.
                                    ATTENTION:  Derek K. Ellis
                                    390 North 3050 East
                                    St. George, Utah  84790
                                    Telephone:  435/688-3605
                                    Fax number:  435/628-8611

         IF TO SECURED
         PARTY:                     RSG Investments, LLC.
                                    ATTENTION:  Don Prehn
                                    412 E. ParkCenter Blvd., Suite 300
                                    Boise, Idaho  83706
                                    Telephone:  208/333-2072
                                    Fax number:  208/343-1145

         WITH A COPY TO:            AMRESCO Leasing Corporation
                                    ATTENTION:  William C. Cole, Esq.
                                    412 E. ParkCenter Blvd., Suite 300
                                    Boise Idaho  83702
                                    Telephone:  208/333-2000
                                    Fax number:  208/333-2050


         Notices delivered by mail shall be deemed given five (5) Business Days after being deposited in the United States Mail, return receipt requested. Notices delivered by hand, by facsimile, or by a nationally recognized private carrier shall be deemed given on the first Business Day following receipt; PROVIDED, HOWEVER, that a notice delivered by facsimile shall only be effective if such notice is also delivered by hand, or deposited in the United States mail, postage prepaid, registered or certified mail, on or before two (2) Business Days after it is delivered by facsimile. Any party may hereinafter designate other addresses to which notice may be sent, upon written notice sent to the other parties at the address above designated, or subsequently designated in accordance herewith.

         13.3     REASONABLENESS.

         If at any time the Company believes that the Secured Party has not acted reasonably in granting or withholding any approval or consent under the Transfer Agreement, this Security Agreement, or any other Related Agreement or otherwise with respect to the Secured Obligations, as to which approval or consent either the Secured Party has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require the Secured Party to act reasonably, then the Company's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by the Company against the Secured Party.

         13.4     RECOVERY OF SUMS REQUIRED TO BE PAID.

         The Secured Party shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Secured Obligations as the same become due, without regard to whether or not the balance of the Secured Obligations shall be due, and without prejudice to the right of the Secured Party thereafter to bring an action of foreclosure, or any other action, for a default or defaults by the Company existing at the time such earlier action was commenced.

         13.5     WAIVERS.

         THE COMPANY HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS SET FORTH IN THIS SECURITY AGREEMENT, THE TRANSFER AGREEMENT AND THE OTHER RELATED AGREEMENTS KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY; AND THE COMPANY FURTHER ACKNOWLEDGES THAT SUCH WAIVERS ARE A MATERIAL INDUCEMENT TO THE SECURED PARTY TO TRANSFER THE EQUIPMENT AND REVENUE SHARING CONTRACTS TO THE COMPANY AND THAT THE SECURED PARTY WOULD NOT HAVE TRANSFERRED THE EQUIPMENT AND REVENUE SHARING CONTRACTS WITHOUT SUCH WAIVERS.

         13.6     WAIVER OF TRIAL BY JURY.

         THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND THE SECURED PARTY BY ITS ACCEPTANCE OF THIS SECURITY AGREEMENT, THE TRANSFER AGREEMENT AND THE RELATED AGREEMENTS IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE TRANSFER AGREEMENT, THIS SECURITY AGREEMENT, OR ANY OTHER RELATED AGREEMENT OR THE SECURED OBLIGATIONS.

         13.7     RELATIONSHIP.

         The relationship of the Secured Party to the Company hereunder is strictly and solely that of secured party on the one hand and repurchase obligor on the other and nothing contained in the Transfer Agreement, this Security Agreement or any other Related Agreement or otherwise in connection with the obligations is intended to create, or shall in any event or under any circumstance be construed as creating, lender/debtor relationship, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between the

Secured Party and the Company other than as secured party on the one hand and repurchase obligor on the other.

         13.8     TIME IS OF THE ESSENCE.

         For all payments to be made and all obligations to be performed under the Transfer Agreement and the Related Agreements, time is of the essence.

         13.9     GOVERNING LAW; BINDING EFFECT.

         THIS SECURITY AGREEMENT IS ENTERED INTO IN THE STATE OF IDAHO, SECURED PARTY'S CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS IS LOCATED IN THE STATE OF IDAHO, AND ALL NOTICES AND SUMS PAYABLE UNDER THE TRANSFER AGREEMENT RELATING TO THIS SECURITY AGREEMENT WILL BE SENT TO THE SECURED PARTY IN THE STATE OF IDAHO. THE COMPANY AND SECURED PARTY AGREE THAT THE VALIDITY, ENFORCEABILITY, CONSTRUCTION AND INTERPRETATION OF THIS SECURITY AGREEMENT, AND OF ALL TRANSACTIONS AND DOCUMENTS UNDER OR RELATING TO IT, WILL BE CONSTRUED, APPLIED, ENFORCED AND GOVERNED UNDER THE LAWS OF THE STATE OF IDAHO (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW), PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, ATTACHMENT, PERFECTION, PRIORITY AND ENFORCEMENT OF ANY LIENS CREATED BY THIS SECURITY AGREEMENT, THE LAWS OF THE STATE WHERE THE APPLICABLE COLLATERAL IS LOCATED SHALL APPLY. This Security Agreement shall be binding upon the Company, and the heirs, devises, administrators, executives, personal representatives, successors, receivers, trustees, and (without limiting
SECTION 13.10 hereof) assignees, including all successors in interest of the Company in and to all or any part of the Collateral, and shall inure to the benefit of the Secured Party, and the successors and assignees of the Secured Party.

         13.10    ASSIGNMENT.

         The Company may not assign its rights or obligations under this Agreement without the prior written consent of the Secured Party, which may be withheld in the Secured Party's sole and absolute discretion. The Secured Party may assign this Security Agreement so that the assignee shall be entitled to the rights and remedies of the Secured Party hereunder and in the event of such assignment, the Company will assert no claims or defenses it may have against the assignee except those granted in this Security Agreement.

         13.11    SEVERABILITY.

         Whenever possible, this Security Agreement, the Transfer Agreement and each Related Agreement and each provision hereof and thereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof or thereof, and any determination that the application of any provision hereof or thereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

         13.12    HEADINGS DESCRIPTIVE.

         The headings, titles and captions used herein are for convenience only and shall not affect the construction of this Security Agreement or any term or provision hereof.

         13.13    ATTORNEYS' FEES AND COSTS.

         The Company agrees that upon the occurrence of an Event of Default, the Company shall pay all costs and expenses actually incurred by Secured Party (including without limitation attorney's fees and disbursements) incident to the enforcement, collection, protection or preservation of any right or claim of Secured Party under the Transfer Agreement or any Related Agreement, including any such fees or costs incurred in connection with any bankruptcy or insolvency proceeding of the Company.

         13.14    COUNTERPARTS.

         This Security Agreement may be executed in a number of counterparts and each of such counterparts shall for all purposes be deemed an original; and all such counterparts shall together constitute but one and the same agreement.

                                      * * *

         IN WITNESS WHEREOF, the Company has executed and entered into this Security Agreement and delivered it to the Secured Party, effective as of the date first set forth above.

         THE COMPANY:                       RSi BRE, INC.



                                            By:________________________________
                                            Print Name:
                                            Title:

         AGREED AND ACCEPTED as of this ______ day of ________________, 1999.


                                            RSG INVESTMENTS, LLC



                                            By:________________________________
                                            Print Name:
                                            Title:

STATE OF UTAH                       )
                                    )  ss.
County of ______________            )

         On this ______ day of ______, 1998, before the undersigned, a Notary Public in and for said State, personally appeared
_______________________________, known or identified to me to be the
___________________ of RSi BRE, Inc., the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such company executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ______ day of __________, 1999.


                                  ------------------------------------
                                  Notary Public
                                  My commission expires________________

                                    EXHIBIT H

                     FORM OF RSI BRE STOCK PLEDGE AGREEMENT


                                  See Attached.


                       STOCK PLEDGE AND SECURITY AGREEMENT

         THIS STOCK PLEDGE AND SECURITY AGREEMENT (this "PLEDGE AGREEMENT") is made and entered into as of the _____ day of September, 1999, by and between ROOMSYSTEMS, INC., a Nevada corporation ("PLEDGOR"), and RSi BRE, INC., a Nevada corporation (the "COMPANY") and RSG INVESTMENTS, LLC, an Idaho limited liability company (the "SELLER").

                                R E C I T A L S:

         A. The Pledgor and the Seller have entered into an Equipment Transfer Agreement of even date herewith ("EQUIPMENT TRANSFER AGREEMENT"); capitalized terms used but not defined herein shall have the meanings set forth in the Equipment Transfer Agreement), relating to sale and transfer by Seller of certain Equipment and Revenue Sharing Contracts to the Company, a wholly-owned subsidiary of Pledgor.

         B. A portion of the Purchase Price for the Equipment and Revenue Sharing Contracts payable to the Seller is evidenced by an Equipment Purchase Promissory Note of even date herewith (the "NOTE"), issued by the Company to Seller in the original principal amount of $750,000.00.

         C. To secure the Company's obligation to repay the Note and the performance by Pledgor and the Company of their obligations under the Equipment Transfer Agreement and the Related Agreements (as defined in the Equipment Transfer Agreement), Pledgor has agreed to grant to the Seller a pledge of and security interest in one hundred (100) shares of the common voting stock of the Company, represented by certificate no 1 (the "PLEDGED SHARES"). The Pledged Shares represent all of the issued and outstanding capital stock of the Company.

         D. Pledgor, as the sole shareholder of the Company, has determined that valuable benefits will be derived by Pledgor as a result of the sale and transfer of the Equipment and Revenue Sharing Contracts to the Company pursuant to the Equipment Transfer Agreement.

         E. Hawley Troxell Ennis & Hawley LLP ("ESCROW AGENT") is to hold the certificate representing the Pledged shares in escrow pursuant to that certain Escrow Agreement of even date herewith ("ESCROW AGREEMENT"), a form of which is attached as Exhibit J to the Equipment Transfer Agreement. The parties will enter into the Escrow Agreement concurrently with the execution and deliver of this Pledge Agreement.

                               A G R E E M E N T:

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Pledgor agrees with Seller as follows:

         1.       PLEDGE.

         Upon the terms hereof, Pledgor hereby grants to Seller a security interest in and to all of the right, title and interest of Pledgor in the following: (all of the following being sometimes referred to herein as the "COLLATERAL"): (a) all of the Pledged Shares now owned by Pledgor; (b) any additional shares of capital stock of the Company hereafter acquired by Pledgor; (c) any and all proceeds or other sums arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of the shares described in clause (a) and (b) hereof; and (d) all cash, securities, dividends, and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the shares described in clause (a) and (b) hereof and any other property substituted or exchanged therefor.

         2.       SECURED OBLIGATIONS.

         The security interest herein granted (the "SECURITY INTEREST") shall secure the prompt and complete payment and performance when due (whether at the obligation date, by acceleration or otherwise) of all of Pledgor's and the Company's obligations, as applicable, under the Note, the Equipment Transfer Agreement and the Related Agreements (collectively, the "SECURED OBLIGATIONS"). Upon full payment and performance of the Secured Obligations, the Security Interest shall, at the request and expense of Pledgor, be released by the Seller. Pledgor represents, warrants, covenants and agrees to and with the Seller that: (a) the Pledgor is the legal and beneficial owner of the Pledged Shares issued by the Company, and at the time of creation or acquisition of any additional shares, the Pledgor will be the legal and beneficial owner of such additional shares; (b) the Pledged Shares currently issued by the Company are, and the Pledged Shares hereafter created or acquired shall be at the time of creation or acquisition of such additional shares, duly authorized and issued, fully paid and non-assessable, and all documentary, stamp or other taxes of fees owing in connection with the issuance, transfer and/or pledge thereof have been paid; (c) no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Pledged Shares; (d) the Pledged Shares are free and clear of all liens, mortgages, pledges, charges, security interests or other encumbrances, options, warrants, puts, calls and other rights of third persons, and restrictions, other than (i) the Security Interest, and (ii) restrictions on transferability imposed by applicable state and federal securities laws; (e) the Pledgor has full right and authority to pledge the Pledged Shares for the purposes and upon the terms set out herein, and the execution, delivery and performance of this Pledge Agreement are not in contravention of any indenture, agreement or undertaking to which the Pledgor is a party or by which it is bound; and (f) a certificate representing the Pledged Shares issued by the Company has been delivered to the Escrow Agent, together with a duly executed blank stock power, for the certificate. IN ADDITION TO THE FOREGOING, PLEDGOR REPRESENTS AND WARRANTS TO THE SELLER THAT THE PLEDGED SHARES REPRESENT 100% OF THE ISSUED AND OUTSTANDING VOTING CAPITAL STOCK OF THE COMPANY.

         3.       COVENANTS.

                  (A) FURTHER ACTS, ASSURANCES. Pledgor covenants and agrees to, from time to time, promptly execute and deliver to the Seller all such other assignments, certificates, supplemental writings and financing statements as the Seller requests in order to perfect or evidence the Security Interest. Pledgor further agrees that if Pledgor shall at any time acquire any additional shares of the capital stock of any class of any of the Company, and whether such acquisition shall be by purchase, exchange, reclassification, dividend or otherwise, Pledgor shall forthwith (and without the necessity for any request or demand by the Seller) deliver the certificates representing such shares to the Seller, in the same manner and with the same effect as described in SECTIONS 1 through 3 hereof. Upon delivery, such shares shall thereupon constitute Pledged Shares and shall be subject to the Security Interest herein created, for the purposes and upon the terms and conditions set forth in this Pledge Agreement, and the Equipment Transfer Agreement.

                  (B) NO TRANSFER OF HYPOTHECATION. Pledgor shall not, without the prior written consent of the Seller, transfer, assign, dispose of its right, title or interest in the Pledged Shares, or any part thereof, or create directly or indirectly any other security interest or otherwise encumber any of the Pledged Shares, or permit any of the Pledged Shares to ever be or become subject to any warrant, put, option or other rights of third persons or any attachment, execution, sequestration or other legal or equitable process, or any security interest or encumbrance of any kind, except the Security Interest. Pledgor will warrant and defend the Security Interest created hereby against the claims of all third parties other than the Seller.

                  (C) ENFORCEMENT. Pledgor shall enforce or secure in the name of the Seller the performance of each and every obligation, term, covenant, condition and agreement relating to the Pledged Shares by any other party thereunder to be performed, and Pledgor shall appear in and defend any action or proceeding arising under, occurring out of or in any manner connected with the Pledged Shares or the obligations, duties or liabilities of any other party with respect thereto, and upon request by the Seller, Pledgor will do so in the name and on behalf of the Seller, but at the expense of Pledgor, and Pledgor shall pay all costs and expenses of the Seller, including, but not limited to, attorneys' fees and disbursements, in any action or proceeding in which the Seller my appear.

                  (D) INSPECTION. Pledgor shall allow the Seller and its authorized representatives to inspect all records of Pledgor and the Company relating to the Pledged Shares, and to make and take away copies of such records during normal business hours.

                  (E) CHANGES. Pledgor shall promptly notify the Seller of any material change in any fact or circumstance warranted or represented by Pledgor in this Pledge Agreement, in the Equipment Transfer Agreement, in any Related Agreement or in any other writing furnished by Pledgor to the Seller in connection with the sale and transfer of the Equipment and Revenue Sharing Contracts or the Pledged Shares.

                  (F) CLAIMS. Pledgor shall promptly notify the Seller of any claim, action or proceeding affecting title to the Pledged Shares, or any part thereof, or the Security Interest, and at the request of the Seller, shall appear in and defend, at Pledgor's sole cost and expense, any such action or proceeding.

                  (G) COSTS. Pledgor shall promptly pay to the Seller the amount of all reasonable costs and expenses of the Seller, including, but not limited to, attorneys' fees, incurred by the Seller in connection with this Pledge Agreement and the enforcement of the rights of the Seller hereunder.

         4.       CONVERSIONS; ETC.

         Should the Pledged Shares, or any part thereof, ever be in any manner converted by the Company into another property of the same or another type or any money or other proceeds ever be paid or delivered to Pledgor as a result of Pledgor's rights in the Pledged Shares, then in any such event (except as otherwise provided herein), all such property, money and other proceeds shall be and/or become part of the Pledged Shares, and Pledgor covenants forthwith to pay or deliver to the Seller all of the same which is susceptible of delivery; and at the same time, if the Seller deems it necessary and so requests, Pledgor will properly endorse or assign the same to the Seller. Without limiting the generality of the foregoing, Pledgor hereby agrees that the shares of capital stock of the surviving corporation in any merger, consolidation or reorganization involving the Company or any of the Pledged Shares shall be deemed to constitute the same property as the Pledged Shares. With respect to any such property of a kind requiring an additional security agreement, financing statement or other writing to perfect a security interest therein in favor of the Seller, Pledgor will forthwith execute and deliver to the Seller whatever the Seller shall deem necessary or proper for such purpose.

         5.       PAYMENTS ON THE PLEDGED SHARES.

         With respect to any instruments or warrants that are or become part of the Pledged Shares, the Seller, without notice to Pledgor, shall have the right at any time and from time to time, after the occurrence and during the continuance of an Event of Default (as defined in the Equipment Transfer Agreement), to notify and direct the Company to thereafter make all payments on such Pledged Shares directly to the Seller, regardless of whether Pledgor was previously making collections thereon, and, with respect to such instruments or warrants that are stock certificates, shares of capital or permanent reserve fund stock or beneficial interest, or other securities, the Seller shall have authority, after the occurrence and during the continuance of an Event of Default, without further notice to Pledgor, either to have them registered in the Seller's name, or in the name of the Seller's nominee(s), or, with or without registration, to demand of the Company, and to receive a receipt for, any and all distributions payable with respect thereto, regardless of the medium in which paid and whether they be ordinary or extraordinary. The Company shall be fully protected in relying on the written statement of the Seller that it then holds the Security Interest which entitles it to receive such payment. The receipt of the Seller for such payment shall be full acquittance therefor to the Seller, and Pledgor agrees, at the request of the Seller to execute and deliver a letter to the Seller acknowledging this right of the Seller; PROVIDED, HOWEVER, that the failure of Pledgor to execute and deliver such letter shall not affect or limit the Seller's rights set forth herein.

         6.       PRESERVATION OF PLEDGED SHARES.

         The Seller shall have no responsibility for or obligation or duty with respect to all or any part of the Pledged Shares or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible generally for the preservation of all rights in the Pledged Shares.

         7. RIGHTS OF PARTIES BEFORE AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT.

                  (A) EXERCISING SHAREHOLDER RIGHTS PRIOR TO AN EVENT OF DEFAULT. Unless and until an Event of Default shall occur,

                           (i) Prior to an Event of Default, Pledgor shall be entitled to receive all cash dividends paid to Pledgor in respect of or attributable to the Pledged Shares and any and all other Distributions (hereinafter defined), except as provided in the following sentence. Notwithstanding the foregoing, the Seller shall be entitled to receive, whether or not an Event of Default has occurred, any and all Distributions of stock, whether as a result of a stock dividend, stock split or otherwise. As used herein, "DISTRIBUTIONS" shall mean the retirement, redemption, purchase or other acquisition for value of the Pledged Shares, the declaration or payment of any dividend or other distribution on or with respect to the Pledged Shares, and any other payment made with respect to the Pledged Shares. All such Distributions of stock and, after the occurrence of an Event of Default and at any time thereafter if any Event of Default shall then be continuing, any and all other Distributions, shall, if received by any entity other than the Seller, be held in trust for the benefit of the Seller and shall forthwith be delivered to the Seller (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Pledgor in accordance with the Seller's instructions) to be held subject to the terms of this Pledge Agreement and the Escrow Agreement. Any cash proceeds of the Pledged Shares which come into the possession of the Seller may, at the Seller's option, be applied in whole or in part to the Pledge Obligations (to the extent then due), be released in whole or in part to or on the written instructions of Pledgor, or be retained in whole or in part by the Seller as additional security for the Payment and performance of the Secured Obligations. The Seller shall never be obligated to make any investment of such proceeds and shall never have any liability to Pledgor for any loss which may result therefrom. All interest and other amounts earned from any investment of such proceeds may be dealt with by the Seller in the same manner as other cash proceeds.

                           (ii) Pledgor shall have the right to vote and give consents with respect to all of the Pledged Shares and to consent to, ratify, or waive notice of any and all meetings; PROVIDED, HOWEVER, that such right shall in no case be exercised for any purpose contrary to, or in violation of, any of the terms or the provisions of this Pledge Agreement, the Escrow Agreement, the Equipment Transfer Agreement or any Related Agreement.

                  (B) EXERCISING SHAREHOLDER RIGHTS AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, the Seller, without the consent of Pledgor, may:

                           (i) At any time vote or consent in respect of any of the Pledged Shares and authorize any Pledged Shares to be voted and such consents to be given, ratify and waive notice of any and all meetings, and take such other action as shall seem desirable to the Seller, in its discretion, to protect or further the interest of the Seller in respect of any of the Pledged Shares as though it were the outright owner thereof, and, the Pledgor hereby irrevocably constitutes and appoints the Seller its sole proxy and attorney-in-fact, with full power of substitution to vote and act with respect to any and all Pledged Shares standing in the name of Pledgor or with respect to which Pledgor is entitled to vote and act. The proxy and power of attorney herein granted are coupled with interest, are irrevocable, and shall continue throughout the term of this Pledge Agreement;

                           (ii) In respect of any Pledged Shares, join in and become a party to any plan of recapitalization, reorganization or readjustment (whether voluntary or involuntary) as shall seem desirable to the Seller in respect of any such Pledged Shares, and deposit any such Pledged Shares under any such plan; make any exchange, substitution, cancellation or surrender of such Pledged Shares required by any such plan and take such action with respect to any such Pledged Shares as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation or surrender shall be deemed to constitute a release of Pledged Shares from the Security Interest of this Pledge Agreement;

                           (iii) Receive all payments of whatever kind made upon or with respect to any Pledged Shares; and

                           (iv) Transfer into its name, or into the name or names of its nominee or nominees, all or any of the Pledged Shares.

         (C) RIGHT OF SALE AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, the Seller may sell, without recourse to judicial proceedings, by way of one or more contracts, with the right to bid for and buy, free from any right of redemption, the Pledged Shares or any part thereof, upon ten (10) days' notice (which notice is agreed to be reasonable notice for the purposes hereof) to Pledgor of the time and place of sale, for cash, upon credit or for future delivery, at the Seller's option and in the Seller's complete discretion:

                           (i) At public sale, including a sale at any broker's board or exchange; or

                           (ii) At private sale in any manner which will not require the Pledged Shares, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended (the "ACT"), or the rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by the Seller at any such private sale or other disposition in the manner mentioned above. The Seller is also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things the Seller may deem required or appropriate in the event of sale or disposition of any of the Pledged Shares. Pledgor understands that the Seller may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Shares, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Pledgor agrees (A) that in the event the Seller shall so sell the Pledged Shares, or any portion thereof, at such private sale or sales, the Seller shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof (any expense borne by the Seller in obtaining such advice to be paid by Pledgor as an expense related to the exercise by the Seller of its rights hereunder), and (B) that such reliance shall be conclusive evidence that the Seller handled such matter in a commercially reasonable manner. The Seller shall be under no obligation to take any steps to permit the Pledged Shares to be sold at a public sale or to delay a sale to permit the Seller to register the Pledged Shares for public sale under the Act or applicable state securities law.

                  (D) SALE ON CREDIT. In case of any sale by the Seller of the Pledged Shares on credit or for future delivery, the Pledged Shares sold may be retained by the Seller until the selling prices is paid by the purchaser, but the Seller shall incur no liability in case of failure of the purchaser to take up and pay for the Pledged Shares so sold. In case of any such failure, such Pledged Shares so sold may be again similarly sold.

                  (E) INDEMNIFICATION. In connection with the sale of the Pledged Shares, the Seller is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Seller to render such sale exempt from the registration requirements of the Act, and any applicable state securities laws, and no sale so made in good faith by the Seller shall be deemed not to be "commercially reasonable" because so made. If the Seller determines to exercise its right to sell all or any of the Pledged Shares, and if in the opinion of Hawley, Troxell, Ennis & Hawley LLP, or such other reputable law firm selected by the Seller, it is necessary or advisable to have such securities registered under the provision of such Act, or any similar law relating to the registration of securities, Pledgor agrees, at its own expense, to (i) execute and deliver all such instruments and documents, and to do or cause to be done such other acts and things as may be necessary or, in the opinion of Hawley, Troxell, Ennis & Hawley LLP, or such other reputable law firm selected by the Seller, advisable to register such securities under the provisions of such Act or any applicable similar law relating to the registration of securities, and Pledgor will cause the registration statement relating thereto to become effective and to remain effective for such period as the Seller shall request, and to make all amendments thereof and/or to the related prospectus which, in the opinion of Hawley, Troxell, Ennis & Hawley LLP, or such other reputable law firm selected by the Seller, are necessary or desirable, all in conformity with the requirements of such Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (ii) qualify such securities under state "blue sky" or securities laws and obtain the necessary approval of any tribunal to the sale of such securities; and (iii) indemnify and hold harmless, and, along with the Company, to jointly and severally agree to indemnify and hold harmless, the Seller, any underwriters (and any person or entity controlling any of the foregoing), and their respective employees, officers, members, managers, agents, attorneys, and accountants (collectively, the "INDEMNIFIED PARTIES") from and against any loss, liability, claim, damage and reasonable expense (including without limitation, fees of counsel incurred in connection therewith) under such Act or otherwise, insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under such Act or other securities laws, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or is based upon any omission or any alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of any Indemnified Party.

                  (D) OTHER RIGHTS AFTER AN EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, the Seller, at its election, may exercise any and all rights available to a secured party under the Uniform commercial code or other applicable jurisdiction, as amended, in addition to any and all other rights afforded hereunder, under the Equipment Transfer Agreement or any Related Agreement, at law, in equity or otherwise.

         8.       NOTICES.

         Whenever this Pledge Agreement requires or permits any consent, approval, notice, request or demand from any one party to another, the consent, approval, notice, request or demand shall be deemed given if given in accordance with SECTION 9 of the Equipment Transfer Agreement.

         9.       RIGHT TO FILE A FINANCING STATEMENT.

         The Seller shall have the right at any time to execute and file this Pledge Agreement as a financing statement, but the failure of the Seller to do so shall not impair the validity or enforceability of this Pledge Agreement or the Security Interest.

         10.      WAIVER OF CERTAIN RIGHTS.

                  (a) To the full extent that it may lawfully so agree, the Pledgor agrees that it will not at any time plead, claim or take the benefit of any appraisement, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Pledge Agreement, or the absolute sale of all or any part of the Pledged Shares or the possession thereof by any purchaser at any sale hereunder, and the Pledgor hereby waives the benefit of all such laws to the extent it lawfully may. Each right, power and remedy of the Seller provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Seller of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Seller of any or all such other rights, power or remedies. No failure or delay on the part of the Seller to exercise any such right, powers or remedy and no notice or demand which may be given to or make upon Pledgor by the Seller with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Seller's right to take any action or to exercise any power or remedy hereunder, under the Equipment Transfer Agreement or any of the Related Agreements, without notice or demand, or prejudice its rights as against Pledgor in any respect.

                  (b) Except for any notices required under the Equipment Transfer Agreement or any Related Agreement, Pledgor hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever in respect of the Secured Obligations (including, without limitation, notice of intent to accelerate and of acceleration), as well as any requirement that the Seller exhaust any right or remedy or take any action in connection with the Secured Obligations, the Equipment Transfer Agreement or any of the Related Agreements before exercising any right or remedy under this Pledge Agreement. The obligations of Pledgor hereunder shall not be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or the consent of Pledgor:

                           (i) the renewal or extension of the maturity of or the acceptance of partial payments with respect to any and all amounts due and owing under the Equipment Transfer Agreement or any Related Agreement, or any part thereof;

                           (ii) the alteration in any manner of the terms of the Note, the Equipment Transfer Agreement or any Related Agreement or any part thereof;

                           (iii) the waiver by the Seller of the performance or observance by the Company or its affiliates or Pledgor of any of their agreements, covenants, terms or conditions contained in the Note, the Equipment Transfer Agreement or any Related Agreement;

                           (iv) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, winding up, or other similar proceedings affecting the Company or its affiliates or Pledgor;

                           (v) the release by operation of law or otherwise of any of the other obligors from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Note, the Equipment Transfer Agreement or in any Related Agreement (except to the extent, if any, that the obligations of Pledgor hereunder are specifically affected pursuant to or in connection with any such release); or

                           (vi) the release of any security for the Secured Obligations, whether under this Pledge Agreement, the Note, the Equipment Transfer Agreement or any of the Related Agreements (except to the extent, if any, that the obligations of Pledgor hereunder are specifically affected pursuant to or in connection with any such releas).

         11.      AMENDMENTS.

         This Pledge Agreement may be amended only by an instrument in writing executed by all the parties hereto and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

         12.      MULTIPLE COUNTERPARTS.

         This Pledge Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

         13.      PARTIES BOUND; ASSIGNMENT.

         This Pledge Agreement shall be binding on Pledgor and the Company and Pledgor's and the Company's successors and assigns and shall inure to the benefit of the Seller and the Seller's successors and assigns.

         14.      INVALID PROVISIONS.

         If any provision of this Pledge Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Pledge Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Pledge Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         15.      NO CONTROL BY THE SELLER.

         Notwithstanding anything herein to the contrary, this Pledge Agreement, the Note, the Equipment Transfer Agreement and the other Related Agreements, and the transactions contemplated hereby and thereby, do not and will not constitute, create or have the effect of constituting or creating, directly or indirectly, the actual or practical ownership of the Company by the Seller, or control, affirmative or negative, direct or indirect, by the Seller over the management or any other aspect of the day-to-day operation of the Company, which ownership and control remains exclusively and at all times in the Company.

         16.      PARAGRAPH HEADINGS.

         The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         17.      CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES; ATTORNEYS'
FEES.

                  (a) Pledgor and the Company hereby irrevocably submit to the jurisdiction of any Idaho State or Federal court setting in Ada County, Idaho, over any action or proceeding arising out of or relating to this Pledge Agreement, the Note, the Equipment Transfer Agreement or any Related Agreement, and Pledgor and the Company hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Idaho State or Federal court. Pledgor and the Company also irrevocably consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Pledgor and the Company at the address shown in SECTION 9 of the Equipment Transfer Agreement. Pledgor and the Company agree that a final judgment on any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Nothing in this SECTION 17 shall affect any right of the Seller to serve legal process in any other manner permitted by law or affect the right of the Seller to bring any action or proceeding against Pledgor and the Company in the courts of any other jurisdictions.

                  (c) To the extent that Pledgor and/or the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Pledgor and/or the Company, as applicable, hereby irrevocably waive such immunity in respect of their obligations under this Pledge Agreement and under the Equipment Transfer Agreement and Related Agreements.

                  (d) The prevailing party in any action or proceeding relating to this Pledge Agreement shall be entitled to recover from the non-prevailing parties, reasonable attorneys' fees and other costs incurred with or without trial, in bankruptcy or on appeal, in addition to any other relief to which such prevailing party may be entitled.

         20.      COMPLETE AGREEMENT.

         THIS PLEDGE AGREEMENT, THE NOTE, THE EQUIPMENT TRANSFER AGREEMENT AND THE RELATED AGREEMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG THE COMPANY, PLEDGOR AND SELLER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF PLEDGOR, THE COMPANY AND THE SELLER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN PLEDGOR, THE COMPANY AND THE SELLER.

         21.      WAIVER OF JURY TRIAL.

         EACH OF THE PLEDGOR AND THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION OR PROCEEDING INSTITUTED HEREUNDER OR UNDER THE NOTE OR THE EQUIPMENT TRANSFER AGREEMENT AND OF ANY COUNTERCLAIM HEREIN AND THEREIN AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

         22.      GOVERNING LAW.

         THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF IDAHO (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

                           (INTENTIONALLY LEFT BLANK)

         THIS STOCK PLEDGE AND SECURITY AGREEMENT is executed effective as of the date first written above.


                  PLEDGOR:                  ROOMSYSTEMS, INC.



                                            By:_________________________________
                                               Print Name:
                                               Title:


                  COMPANY:                  RSi BRE, INC.



                                            By:_________________________________
                                               Print Name:
                                               Title:


                  ACCEPTED AND AGREED, as of the
______ day of _________________, 1999.


                  SELLER:                   RSG INVESTMENTS, LLC



                                            By:_________________________________
                                               Print Name:
                                               Title:

                                    EXHIBIT I

                          FORM OF ROOMSYSTEMS GUARANTY


                                  See Attached.


                      CONTINUING AND UNCONDITIONAL GUARANTY

         THIS CONTINUING AND UNCONDITIONAL GUARANTY, dated as of September ____, 1999 (the "GUARANTY"), is executed by ROOMSYSTEMS, INC., a Nevada corporation ("GUARANTOR"), in favor of RSG INVESTMENTS, LLC, an Idaho limited liability company (together with its successors and assigns, "RSG").

                                R E C I T A L S:

         A. RSi BRE, Inc., a Nevada corporation ("BUYER") is a wholly-owned subsidiary of Guarantor.

         B. Buyer, Guarantor and RSG are parties to an Equipment Transfer Agreement of even date herewith (the "TRANSFER AGREEMENT"), pursuant to which Buyer is purchasing from RSG certain automated refreshment centers (including related network computer systems and attached automated room safes, if any) (the "UNITS"), and is taking an assignment of certain related Hotel Revenue Sharing Lease Agreements (the "REVENUE SHARING CONTRACTS").

         C. A portion of the purchase price for the Units and Revenue Sharing Contracts is represented by that certain Equipment Purchase Promissory Note of even date herewith, in the original principal amount of $750,000.00 (the "NOTE").

         D. RSG's obligation to accept the Note as partial payment of the aforesaid purchase price is subject, among other conditions, to receipt by RSG of this Guaranty, duly executed by Guarantor. Guarantor acknowledges that in consideration of the sale of the Units and Revenue Sharing Contracts to Buyer and as a condition of such sale, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantor, Guarantor has entered into this Guaranty.

         E. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Transfer Agreement.

                               A G R E E M E N T:

         NOW, THEREFORE, consideration of the benefits to Guarantor from RSG's entering into the Transfer Agreement, the receipt and sufficiency of which are hereby acknowledged by Guarantor, and to induce RSG to sell the Units and Revenue Sharing Contracts to Buyer, Guarantor agrees as follows:

         1.       GUARANTY.

         Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to RSG, or order, at RSG's office located at the address set forth in SECTION 7 hereof, on demand, in lawful money of the United States, any and all Secured Obligations (as defined in the Transfer

Agreement), and to perform on demand any and all Secured Obligations. The liability of Guarantor hereunder is independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether action is brought against Buyer or any other guarantor of the Secured Obligations or whether Buyer or any other guarantor of the Secured Obligations is joined in any such action or actions. This Guaranty is a guaranty of payment and performance and not of collection.

         2.       COVENANTS.

         Guarantor hereby agrees (a) to deliver to RSG (i) notice of any Default or Event of Default (as defined in the Transfer Agreement) or of any other event or condition which could have a Material Adverse Effect (as defined in the Transfer Agreement), and (ii) such other information regarding the business, operations or financial or other condition of Guarantor or the Company as required by the Transfer Agreement or as RSG may reasonably request; and (b) to the extent failure to do so could have a Material Adverse Effect, to pay all taxes and other charges imposed by any state, federal or local government authority or regulatory body ("GOVERNMENTAL AUTHORITY") upon Guarantor or its property as and when they become due.

         3.       AUTHORIZED ACTIONS.

         Guarantor authorizes RSG, in its discretion, without notice to Guarantor, irrespective of any change in the financial condition of Buyer, Guarantor or any other guarantor of the Secured Obligations since the date hereof, and without affecting or impairing in any way the liability of Guarantor hereunder, from time to time to (a) create new Secured Obligations, and, either before or after receipt of notice of revocation, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change, amend or waive the terms of the Secured Obligations or any part thereof, including, without limitation, increase or decrease of the rate of interest thereon; (b) take and hold security for the payment or performance of the Secured Obligations or any part thereof, including, without limitation, increase or decrease of the rate of interest thereon; (b) take and hold security for the payment or performance of the Secured Obligations and exchange, enforce, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof; (d) purchase such security at a public or private sale; (e) otherwise exercise any right or remedy it may have against Buyer, Guarantor, any other guarantor of the Secured Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (f) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Secured Obligations; and
(g) assign the Secured Obligations, this Guaranty, the Transfer Agreement or the other Related Agreements in whole or in part. Guarantor hereby agrees that none of the foregoing acts constitutes a material alteration of Guarantor's liability hereunder and specifically waives any such defense to liability otherwise arising by reason of any such act.

         4.       WAIVERS.

                  4.1 Guarantor waives (a) any right to require RSG to (i) proceed against Buyer or any other guarantor of the Secured Obligations, (ii) proceed against or exhaust any security received from Buyer or any other guarantor of the Secured Obligations, or (iii) pursue any other remedy in RSG's power whatsoever; (b) any defense arising by reason of the application by Buyer of the proceeds of any borrowing; (c) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Buyer, any other guarantor of the Secured Obligations or any security, whether resulting from an election by RSG to foreclose upon security by nonjudicial sale, or otherwise; (d) any setoff or counterclaim of Buyer or any defense which results from any disability or other defense of Buyer or the cessation or stay of enforcement from any whatsoever of the liability of Buyer (including, without limitation, the lack of validity or enforceability of the Transfer Agreement or any Related Agreement); (e) any right to exoneration of sureties which would otherwise be applicable; (f) any right of subrogation or reimbursement and, if there are any other guarantors of the Secured Obligations, any right of contribution, and right to enforce any remedy which RSG now has or may hereafter have against Buyer, and any benefit of, and any right to participate in, any security now or hereafter received by RSG; (g) all presentments, diligence, demands for performance, notices of nonperformance, notices delivered under the Transfer Agreement or any Related Agreement, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Secured Obligations and notices of any public or private foreclosure sale; (h) the benefit of any statue of limitations to the extent permitted by law; (i) any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling; (j) any right to be informed by RSG of the financial condition of Buyer or any other guarantor of the Secured Obligations or any change thereof or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Secured Obligations; (k) the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty, and agrees that the obligations of the Guarantor shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of guarantors. Guarantor has the ability and assumes the responsibility for keeping informed of the financial condition of Buyer and any other guarantors of the Secured Obligations and of other circumstances affecting such nonpayment and nonperformance risks. Without limiting the generality of any of the foregoing, Guarantor hereby waives (i) any right to be reimbursed by Buyer or any other guarantor of the Secured Obligations for any payment of the Secured Obligations made directly or indirectly by Guarantor or from any property of Guarantor, whether arising by way of any statutory, contractual or other right of subrogation, contribution, indemnification or otherwise.

                  4.2 The obligations of the Guarantor hereunder shall not be released, diminished, impaired, reduced, dependent upon or affected by any one or more of the following: (i) the genuineness, validity, regularity or enforceability of, or the existence of, or the existence of any default with respect to, the Secured Obligations, any security therefor, or any related instrument, documents, obligation, transaction or matter; (ii) the nature, extent, condition, value or continued existence of any security given in connection with the Secured Obligations; (iii) any action or failure to take action by any holder of the Secured Obligations under or with respect to this Guaranty or the Secured Obligations, any security therefor, or any related documents, transaction or matter; (iv) any other dealings between any holder of the Secured Obligations and RSG; (v) any other dealings between any holder of the Secured Obligations and RSG; (v) any exculpatory language or provisions limiting or restricting RSG's rights or remedies against Buyer under the Transfer Agreement and the Related Agreements; or (vi) any claim by or on behalf of Buyer of any credit or right to setoff with respect to the Note or any of the Secured Obligations. This Guaranty is irrevocable and the obligations of the Guarantor hereunder shall terminate and cease only at the time RSG receives payment in full of all of the Secured Obligations or the Guarantor pays the Secured Obligations to the full and maximum extent of its liability hereunder.

                  4.3 The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time, payment of the Secured Obligations or any part thereof is rescinded or must otherwise be restored by RSG upon or as a result of the bankruptcy or reorganization of Buyer or otherwise. If after receipt of any payment of, or the proceeds of any collateral for, all or any part of the Secured Obligations, RSG is compelled to surrender or voluntarily surrenders such payment or proceeds to any person because such payment or application of proceeds is or may be avoided, invalidated, recaptured or set aside as a preference, fraudulent conveyance, impermissible setoff, or by any other reason, whether or not such surrender is the result of: (i) any judgment, decree or order of any court or administrative body having jurisdiction over RSG; or (ii) any settlement or compromise by RSG of any claim as to any of the foregoing, with any person (including Buyer), then the Secured Obligations or affected part thereof shall be reinstated and continue and this Guaranty shall be reinstated and continue in full force as to such Secured Obligations or part thereof as if such payment or proceeds had not been received, notwithstanding any previous cancellation of any instrument delivered to evidence the satisfaction thereof. The provisions hereof shall survive the termination of this Guaranty and any satisfaction and discharge by the Buyer by virtue of any payment, court order, or any federal or state law.

         5.       SUBORDINATION.

         Guarantor hereby subordinates any indebtedness, liabilities and obligations of Buyer to Guarantor to the Secured Obligations. Guarantor agrees that RSG shall be entitled to receive payment of all Secured Obligations before Guarantor receives payment of any indebtedness, liability or obligation of Buyer to Guarantor. Any payments on such indebtedness, liability or obligation of Buyer to Guarantor, if RSG so requests, shall be collected, enforced and received by Guarantor as trustee for RSG and be paid over to RSG on account of the Secured Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. RSG is authorized and empowered (but without any obligation to so do), in its discretion, as attorney-in-fact (with such power being coupled with an interest) for Guarantor or otherwise (a) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, any indebtedness, liability or obligation of Buyer to Guarantor and to apply any amounts received thereon to the Secured Obligations, and (b) to require Guarantor (i) to collect and enforce, and to submit claims in respect of, any indebtedness, liability or obligation of Buyer to Guarantor, and (ii) to pay any amounts received on such indebtedness, liability or obligation to RSG for application to the Secured Obligations. Guarantor hereby assigns to RSG all of Guarantor's rights to any payments or distributions to which Guarantor would be entitled under this Guaranty.

         6.       GENERAL PLEDGE; SETOFF; NONWAIVER.

                  6.1 In addition to all liens upon and rights of setoff against the property of Guarantor given to RSG by law or separate agreement to secure the liabilities of Guarantor hereunder, to the extent permitted by law, Guarantor hereby grants to RSG a security interest in (i) all monies, deposit accounts, securities and other property of Guarantor now or hereafter in the possession of or on deposit with RSG, whether held in a general or special account or deposit, or for safekeeping or otherwise and (ii) all payments received from the Revenue Sharing Contracts and New BRE Revenue Sharing Contracts. RSG shall have all rights and remedies of a secured party with respect to such property.

                  6.2 In addition to any rights and remedies of RSG provided by law, RSG shall have the right, without prior notice to Guarantor, any such notice being expressly waived by Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default (as defined in the Transfer Agreement), to set-off and apply against the Secured Obligations, whether matured or unmatured, any amount owing from RSG to Guarantor, including all deposits, accounts and moneys of Guarantor then or thereafter maintained with RSG, at or at any time after, the happening of any of the above mentioned events.

                  6.3 No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of RSG or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by RSG.

         7.       MISCELLANEOUS.

                  7.1 NOTICES. Any notice or demand required or permitted to be given under the terms of this Agreement shall be deemed to have been duly given or made if given by any of the following methods:

                           (a)      Deposited in the United States mail, in a
sealed envelope, postage prepaid, by registered or certified mail, return receipt requested, respectively addressed as follows:

              TO GUARANTOR:              RoomSystems, Inc.
                                         ATTENTION:  Derek K. Ellis
                                         Chief Financial Officer
                                         390 North 3050 East
                                         St. George, Utah  84790
                                         Telephone:  435/688-3605
                                         Fax number:  435/628-8611

              IF TO RSG:                 RSG Investments, LLC
                                         ATTENTION:  Donnelly Prehn
                                         412 E. ParkCenter Blvd., Suite 300
                                         Boise, Idaho  83706
                                         Telephone:  208/333-2072
                                         Fax number:  208/343-1145

              WITH A COPY
              TO:                        AMRESCO Leasing Corporation
                                         ATTENTION:  William C. Cole, Esq.
                                         412 E. ParkCenter Blvd., Suite 300
                                         Boise, Idaho  83702
                                         Telephone:  208/333-2000
                                         Fax number:  208/333-2050

                           (b)      Hand-delivered or sent to the above address
via an established national overnight delivery service (such as Federal Express), charges prepaid, or

                           (c)      Sent via any electronic communications
method provided the sender obtains written confirmation of receipt of the communication by the electronic communication equipment at the office of the address listed above.

         Notices delivered by mail shall be deemed given five (5) Business Days after being deposited in the United States mail, return receipt requested. Notices delivered by hand, by facsimile, or by a nationally recognized private carrier shall be deemed given on the first Business Day following receipt; PROVIDED, HOWEVER, that a notice delivered by facsimile shall only be effective if such notice is also delivered by hand, or deposited in the United States mail, postage prepaid, registered or certified mail, on or before two (2) Business Days after it is delivered by facsimile. Any party may hereinafter designate other addresses to which notice may be sent, upon written notice sent to the other parties at the address above designated, or subsequently designated in accordance herewith.

                  7.2 AMENDMENTS AND WAIVERS. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and RSG. No failure or delay on RSG's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, each waiver or consent under any provision hereof shall be effective only in the specific instance and for the purpose for which given.

                  7.3 ASSIGNMENTS. This Guaranty shall be binding upon and inure to the benefit of RSG, all future holders of the Note and their respective successors and assigns. Guarantor may not sell, assign or delegate any of its rights or obligations hereunder. This Guaranty is assignable by RSG with the Secured Obligations which it guarantees and when so assigned, the Guarantor shall be bound to the assignees without in any manner affecting Guarantor's liability hereunder for any part of the Secured Obligations retained by RSG.

                  7.4 CUMULATIVE RIGHTS, ETC. The rights, powers and remedies of RSG under this Guaranty shall be in addition to all rights, powers and remedies given to RSG by virtue of any applicable law, rule or regulation of any Governmental Authority, the Transfer Agreement or any Related Agreement or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing RSG's rights hereunder.

                  7.5 PAYMENTS FREE OF TAXES, ETC. All payments made by Guarantor under this Guaranty shall be made by Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty. Upon request by RSG, Guarantor shall furnish evidence satisfactory to RSG that all requisite authorizations and approvals by, and notices to and filings with, Governmental Authorities have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  7.6 PARTIAL INVALIDITY. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  7.7 GOVERNING LAW AND VENUE. This Guaranty shall be governed by, construed, interpreted and applied in accordance with the laws of the State of Idaho, without giving effect to any conflict of laws rules that would refer the matter to the laws of another jurisdiction. In the event any action or dispute is initiated hereunder, each party hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Idaho in Ada County, for the purposes of any action arising out of this Guaranty, or the subject matter hereof or thereof. To the extent permitted by applicable law, each party hereby waives and agrees not to assert, by way of motion, as a defense or otherwise in any such action, any claim (i) that it is not subject to the jurisdiction of the above-named courts, (ii) that the action is brought in an inconvenient forum, (iii) that it is immune from any legal process with respect to itself or its property, (iv) that the venue of the suit, action or proceeding is improper or (v) that this Guaranty, or the subject matter hereof, may not be enforced in or by such courts.

                  7.8 JURY TRIAL. EACH OF GUARANTOR AND RSG, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE TRANSFER AGREEMENT OR ANY OTHER RELATED AGREEMENT.

                  7.9 COSTS. Guarantor shall pay all costs incurred by RSG in connection herewith, including, but not limited to, reasonable attorneys' fees, and all other costs and expenses associated with court and/or administrative proceedings through the appellate level, incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body in which RSG may be or become a party by reason of this Guaranty, including, but not limited to, condemnation, bankruptcy and administrative proceedings, as well as any other of the foregoing where a proof of claim is by law required to be filed, or in which it becomes necessary to defend or uphold the terms hereof (the "COSTS"), in the event that (a) there shall occur any default under this Guaranty; (b) RSG is made party to any litigation merely because of the existence of this Guaranty; (c) it becomes necessary, by reason of acts or omissions of Guarantor for RSG to seek the advice of counsel with respect to this Guaranty; or (d) it becomes necessary for RSG to seek the advice of or retain counsel by reason of any request of Guarantor. Said Costs shall be paid in addition to the amounts guaranteed in accordance with the provisions hereof.

                  7.10 COUNTERPARTS. This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Any counterpart may be delivered by facsimile; PROVIDED, HOWEVER, that attachment thereof shall constitute the representation and warranty of the person delivering such signature that such person has full power and authority to attach such signature and to deliver this Guaranty. Any facsimile signature shall be replaced with an original signature as promptly as practicable.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.

                                         ROOMSYSTEMS, INC.


                                         By:_________________________________
                                         Name:_______________________________
                                         Title:______________________________

                                    EXHIBIT J

                            FORM OF ESCROW AGREEMENT


                                  See Attached.


                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT (this "ESCROW AGREEMENT") is effective as of the ______ day of September, 1999, by and between RoomSystems, Inc., a Nevada corporation ("ROOMSYSTEMS"), RSi BRE, a Nevada corporation (the "Company"), RSG INVESTMENTS, LLC, an Idaho limited liability company (RSG), and HAWLEY TROXELL ENNIS & HAWLEY LLP, an Idaho limited liability partnership ("ESCROW AGENT").

                                R E C I T A L S:

         A. RoomSystems is the record and beneficial owner of one hundred (100) shares of the voting common stock of the Company, which such shares represent all of the issued and outstanding capital stock of the Company.

         B. The Company, RoomSystems, a corporate affiliate of RoomSystems, and RSG have entered into an Equipment Transfer Agreement (the "TRANSFER AGREEMENT") of even date herewith, pursuant to which the Company has purchased from RSG certain fully automated refreshment centers (including related network computer systems and attached automated room safes, if any (the "EQUIPMENT") and related Revenue Sharing Contracts ("REVENUE SHARING CONTRACTS").

         C. Pursuant to the Transfer Agreement, a portion of the Purchase Price for the Equipment and Revenue Sharing Contracts is represented by an Equipment Purchase Promissory Note (the "NOTE"), in the original principal amount of $750,000. As used herein, "SECURED OBLIGATIONS" means collectively all obligations of RoomSystems and the Company, as applicable, under the Note, the Transfer Agreement and the Related Agreements. Unless otherwise defined herein, capitalized terms used herein shall have the meaning given to such terms in the Transfer Agreement.

         D. In consideration for the agreement of RSG to sell and transfer the Equipment and Revenue Sharing Contracts to the Company and in order to provide additional collateral as security for the Secured Obligations, RSG has requested that the Company and RoomSystems enter into (i) a Security Agreement of even date herewith ("SECURITY AGREEMENT"), pursuant to which the Company and RoomSystems have granted to RSG a first priority security interest and lien in and to the assets and properties of the Company (including, without limitation, the Revenue Sharing Contracts and New RSi BRE Revenue Sharing Contracts), and
(ii) a Stock Pledge and Security Agreement of even date herewith (the "PLEDGE AGREEMENT"), pursuant to which RoomSystems has pledged the shares of common voting stock of the Company referenced in Recital A above (the "PLEDGED SHARES") to RSG.

         E. RoomSystems and the Company have deposited the originally executed Revenue Sharing Contracts and a certificate representing the Pledged Shares with the Escrow Agent in accordance with the terms hereof. In addition, RoomSystems and the Company have agreed to promptly deposit with the Escrow Agent any New RSi BRE Revenue Sharing Contracts entered into by Rsi BRE or by RoomSystems, on behalf of RSi BRE. Such Revenue Sharing Contracts, New RSi BRE Revenue Sharing Contracts, and the Pledged Shares are sometimes referred to herein as the "COLLATERAL."

                               A G R E E M E N T:

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       ESCROW.

         The Escrow Agent hereby agrees to hold the Collateral subject to the terms of this Escrow Agreement, the Pledge Agreement and the Security Agreement. By its execution and delivery of this Escrow Agreement, the Escrow Agent acknowledges receipt of the initial Revenue Sharing Contracts and the certificate representing the Pledged Shares, and agrees to hold any new RSi BRE Revenue Sharing Contracts pursuant to the terms and conditions of this Agreement. So long as any of the Secured Obligations are due and payable and remain outstanding, and so long as no Event of Default (as defined in the Transfer Agreement) has occurred and is continuing, the Escrow Agent agrees to hold the Collateral subject to the terms of the Pledge Agreement and Security Agreement and of the terms hereof.

         2.       DISTRIBUTION OF COLLATERAL.

         The Collateral held by Escrow Agent shall be distributed as provided below:

                  2.1 When and if any party to this Escrow Agreement makes demand upon the Escrow Agent for the delivery, transfer or other disposition of the Collateral, the Escrow Agent shall place all other parties to this Escrow Agreement on notice of such demand as soon as is practicable, and before Escrow Agent responds to any such demand for delivery, transfer or other disposition of the Collateral.

                  2.2 Any party to this Escrow Agreement shall have at least ten
(10) days after receipt of such notice referenced in SECTION 2.1 above to object in writing to the demand for any delivery, transfer or other disposition of the Collateral. If after 10 days the Escrow Agent receives no written objection from any party, it is entitled to honor the demand for transfer, delivery or other disposition, as soon thereafter as is practicable, and without liability to any party to this Escrow Agreement. If the Escrow Agent receives a timely objection to any demand by another party relating to delivery, transfer or other disposition of the Collateral, the Escrow Agent must place the party seeking delivery, transfer or other disposition of the Collateral on notice of such objection as soon as is practicable.

                  2.3 In the event that the dispute between the parties regarding such delivery, transfer or other disposition is resolved between the parties within a reasonable period of time, and without the necessity of litigation, such parties shall present the Escrow Agent with a certificate signed by them, setting forth their agreed upon instructions to the Escrow Agent regarding the delivery, transfer or other disposition of the Collateral. The Escrow Agent is entitled to honor any such certificate for delivery, transfer or other disposition of the Collateral as soon as practicable thereafter, and without liability to the parties therefor.

                  2.4 In the event that the dispute between the parties regarding such delivery, transfer or other disposition cannot be resolved between the parties within a reasonable period of time, the Escrow Agent in its discretion may (i) deposit the Collateral into the registry of any court of competent jurisdiction, and simultaneously file an interpleader action in such court, naming the demanding and objecting parties, or (ii) deposit the Collateral with another escrow agent or trustee selected by the Escrow Agent to be held and disposed of in accordance with the terms of this Escrow Agreement.

         3.       COMMUNICATIONS.

         All communications between the parties to this Escrow Agreement and the Escrow Agent shall be in writing. The Escrow Agent shall not be required to respond to any oral communications, requests or demands.

         4.       RELIANCE.

                  4.1 The Escrow Agent is authorized, in its sole discretion, to disregard any and all notices or instructions given by any of the parties hereto or by any other person, firm, corporation or other entity, except only (a) such notices or instructions as are herein provided for and (b) orders or processes of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon by court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case an order, writ, judgment or decree shall be made or entered by any court affecting such property, or any part thereof, then and in any of such events, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree, which Escrow Agent believes to be binding upon it, and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

                  4.2 Escrow Agent and its members, associates and employees shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or instruments now or hereafter deposited hereunder; nor shall Escrow Agent or any of the above persons be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or purporting to execute or deliver any such document or instrument under this Escrow Agreement.

                  4.3 Escrow Agent may rely, and shall be fully protected in acting upon, any paper or other document which may be submitted to Escrow Agent in connection with its duties hereunder and which is believed by Escrow Agent to be genuine and to have been signed or presented by the proper party or parties, and Escrow Agent shall have no liability or responsibility with respect to the form, execution or validity thereof.

         5.       COSTS AND FEES.

         The costs and fees of the Escrow Agent incurred in taking any action under the terms of this Escrow Agreement shall be paid and borne entirely by the party which requests such action of the Escrow Agent.

         6.       TERMINATION.

         The Escrow Agent's obligations hereunder shall terminate at such a time as the Collateral shall have been distributed by the Escrow Agent pursuant to
SECTION 2 hereof, or at such time as the Escrow Agent causes the Collateral to be deposited with another escrow agent or trustee, or brings an action of interpleader.

         7.       LIMITATION OF RESPONSIBILITIES.

         The Escrow Agent's responsibilities hereunder are limited to those specified in this Escrow Agreement. The Escrow Agent is not responsible for any act or omission performed in good faith and not resulting from gross negligence or willful misconduct on its part. In addition, the Escrow Agent is not responsible for any of the following:

                  (a) Correctness, completeness or legal sufficiency of this Escrow Agreement or any instructions pursuant hereto;

                  (b) Any loss which occurs due to forgery or misrepresentation.

         8.       INDEMNIFICATION.

                  8.1 RoomSystems, the Company and RSG, jointly and severally, shall indemnify and hold the Escrow Agent, its partners, associates and employees harmless in respect to any action or omission performed or omitted by the Escrow Agent, as long as such action or omission is performed in good faith, and in conformity with the provisions of this Escrow Agreement and is not the result of gross negligence or willful misconduct on its part.

                  8.2 Escrow Agent shall not be required to institute or defend any actions or legal process involving any matter referred to herein which in any manner affects it or its duties or liabilities hereunder unless and until Escrow Agent shall have received full indemnity in an amount, and of such character, as Escrow Agent shall in its sole discretion require, against any and all claims, liabilities, judgments, attorneys' fees and other costs and expenses of any and every kind and nature in relation thereto.

         9.       RESIGNATION AND REMOVAL.

         The Escrow Agent may resign and be discharged from its duties and obligations hereunder by giving notice of such resignation in writing in the manner specified herein, specifying a date (not less than thirty (30) days following the date of such notice of resignation) when such resignation shall take effect, subject to the receipt by it of an instrument of acceptance executed by a successor escrow agent or trustee and upon delivery by Escrow Agent to such successor of all of the certificates and instruments then held by it hereunder. The Escrow Agent may be removed and a successor escrow agent may be appointed at any time upon thirty (30) days' prior written notice signed by RoomSystems, the Company and RSG and delivered to Escrow Agent and the successor escrow agent.

         10.      NOTICES.

         All notices or other communications required or permitted hereunder shall be in writing and shall be deemed effective if given in accordance with the procedures, and to the addresses set forth in, the Transfer Agreement.

         11.      GENERAL PROVISIONS.

                  11.1 This Escrow Agreement shall inure to the benefit of and shall be binding upon the parties and their respective heirs, successors and assigns.

                  11.2 This Escrow Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with, the laws of the State of Idaho, and the venue of any action or proceeding with respect to this Escrow Agreement shall be in Ada County, Idaho.

                  11.3 This Escrow Agreement and the Pledge Agreement contain the entire agreement between the parties with respect to the administration and distribution of the Collateral. This Escrow Agreement may not be modified or amended except in writing signed by the parties.

                  11.4 No delay or failure of any party hereto to exercise any right, remedy, power or privilege hereunder shall impair the same or be construed to be a waiver of the same. No single or partial exercise of any right, remedy, power or privilege shall preclude other or further exercise thereof.

                  11.5 At any time before or after execution hereof, the parties hereto shall each perform such acts, execute and deliver such instruments and documents, and do all other things as may be reasonably necessary to accomplish the transactions contemplated in this Escrow Agreement or to otherwise carry out the purposes of this Escrow Agreement which are not inconsistent with their rights and obligations hereunder and under the Stock Pledge Agreement, the Transfer Agreement and the other agreements, documents and instruments executed in connection therewith.

                  11.6 The paragraph headings used in this Escrow Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  11.7 This Escrow Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  11.8 ROOMSYSTEMS AND THE COMPANY ACKNOWLEDGE THAT ESCROW AGENT IS COUNSEL TO RSG AND THAT ESCROW AGENT'S ACCEPTANCE OR PERFORMANCE OF THE DUTIES DESCRIBED IN THIS ESCROW AGREEMENT SHALL NOT PROHIBIT OR RESTRAIN ESCROW AGENT FROM CONTINUING TO ACT AT ANY TIME AS COUNSEL TO RSG.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have executed this Stock Escrow Agreement as of the day and year first above written.

         ROOMSYSTEMS:             ROOMSYSTEMS, INC.



                                  By:_______________________________________
                                  Print Name:
                                  Title:


         COMPANY:                 RSi BRE, INC.



                                  By:_______________________________________
                                  Print Name:
                                  Title:


         RSG:                     RSG INVESTMENTS, LLC



                                  By:_______________________________________
                                  Print Name:
                                  Title:


         ESCROW AGENT:            HAWLEY TROXELL ENNIS & HAWLEY LLP, an Idaho
                                  limited liability partnership



                                  By:_______________________________________
                                  Print Name:
                                  Title:

                                    EXHIBIT K


              FORM OF FIRST AMENDMENT TO INVESTOR RIGHTS AGREEMENT


                                  See Attached.



                  FIRST AMENDMENT TO INVESTOR RIGHTS AGREEMENT

         THIS FIRST AMENDMENT ("FIRST AMENDMENT") is entered into as of the _____ day of September, 1999, by and among ROOMSYSTEMS, INC., a Nevada corporation (the "COMPANY"), RSG INVESTMENTS, LLC, an Idaho limited liability company ("RSG"), and those persons identified on the Signature Page of this First Amendment (each individually a "HOLDER," and collectively, the "HOLDERS").

                                R E C I T A L S:

         A. Pursuant to an Equipment Purchase Agreement, dated as of July 15, 1998 (the "MASTER Agreement"), RSG agreed to purchase from the Company certain Equipment (as defined in the Master Agreement).

         B. As part of the consideration for the purchase of such Equipment, the Company granted to the Holders certain Warrants (as defined in the Master Agreement), and the Company agreed to extend to the Holders certain registration rights, information rights and other rights set forth in the Investor Rights Agreement dated as of July 17, 1998 (the "INVESTOR RIGHTS AGREEMENT").

         C. The Company, RSG and RSi BRE, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company ("RSI BRE") have entered into an Equipment Transfer Agreement of even date herewith (the "EQUIPMENT TRANSFER AGREEMENT"), pursuant to which RSG has agreed to sell the equipment to RSi BRE.

         D. A portion of the purchase price of the Equipment is being paid in the form of 166,667 shares of Series B Preferred Stock of the Company (the "COMPANY SHARES"). In addition, under the Equipment Transfer Agreement, the parties have agreed that the Warrants heretofore granted to the Holders shall be cancelled and terminated.

         E. It is a condition of RSG's agreeing to sell the Equipment to RSi BRE that the parties enter into this First Amendment.

                               A G R E E M E N T:

         NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       DEFINITIONS.

         Except as otherwise provided herein, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Investor Rights Agreement.

         2.       REGISTRABLE SECURITIES.

         The term "REGISTRABLE SECURITIES" as used in the Investor Rights Agreement shall mean (i) Common Stock of the Company issuable upon conversion of the Company Shares and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in the replacement of, the Company Shares. In addition, any reference to "WARRANT SHARES" in the Investor Rights Agreement shall be deemed to be a reference to the Company Shares and any shares of Common Stock issuable upon conversion of the Company Shares. By virtue of the foregoing, all of the registration rights, information rights and other rights applicable to the Holders, as the owners of Registrable Securities, shall be applicable to, and shall inure to the benefit of, RSG as the owner of the Company Shares.

         3.       TRANSFER OF COMPANY SHARES.

         The Company acknowledges and agrees that RSG shall have the right, from time to time, to transfer any or all of the Company Shares to the Holders without the prior consent of the Company. In the event of such transfer or transfers, all of the registration rights, information rights and other rights applicable to the Company Shares as Registrable Securities under the Investor Rights Agreement may be exercised by, and shall inure to the benefit of, the Holders.

         4.       REMAINDER OF INVESTOR RIGHTS AGREEMENT.

         The remainder of the Investor Rights Agreement, as hereby amended, shall remain in full force and effect.

         5.       MISCELLANEOUS.

         The Miscellaneous provisions set forth in Article IV of the Investor Rights Agreement are incorporated by reference into this First Amendment as if fully set forth herein.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed as of the day and year first written above.

         COMPANY:             ROOMSYSTEMS, INC.


                              By:
                                  ---------------------------------------------
                                  Print Name:
                                  Title:

         RSG:                 RSG INVESTMENTS, LLC
                              By:
                                  ---------------------------------------------
                                  Print Name:
                                  Title:

         HOLDERS:

                                  ---------------------------------------------
                                  Print Name of Holder

                                  ---------------------------------------------
                                  Signature

                                    EXHIBIT L

                              FORM OF BILL OF SALE


                                  See Attached.


                                  BILL OF SALE


         Reference is hereby made to that certain Equipment Transfer Agreement dated ____________, 1999 (the "EQUIPMENT TRANSFER AGREEMENT"), by and among ROOMSYSTEMS, INC., a Nevada corporation ("RSI"), ROOMSYSTEMS INTERNATIONAL CORPORATION, a Nevada corporation and a wholly-owned subsidiary of RSi, DOING BUSINESS AS, RoomSystems International Funding Corporation ("RIC"), and RSi BRE, a Nevada corporation and a wholly-owned subsidiary of RSi ("BUYER"), ON THE ONE HAND, and RSG Investments, LLC, an Idaho limited liability company ("SELLER"), ON THE OTHER HAND. Capitalized terms, unless otherwise defined herein, shall have the meanings assigned to them in the Equipment Transfer Agreement.

         In connection therewith, Seller, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain, sell and deliver to Buyer the Equipment related to those certain Revenue Sharing Contracts, as identified on SCHEDULE 1 hereto.

         TO HAVE AND TO HOLD the Equipment unto Buyer, its successors and assigns, forever.

         THE EQUIPMENT IS SOLD "AS IS" AND "WITH ALL FAULTS," AND SELLER MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHER WARRANTIES THAT MIGHT ARISE FROM COURSE OF DEALING OR CUSTOM OF TRADE.

         THIS BILL OF SALE DOES NOT, NOR SHALL IT BE DEEMED TO, SUPERSEDE, SUPPLANT, EXTINGUISH, EXPAND OR MERGE ANY OF THE REPRESENTATIONS, WARRANTIES, INDEMNITIES OR LIMITATIONS CONTAINED IN THE EQUIPMENT TRANSFER AGREEMENT. This Bill of Sale shall be governed by the laws of the State of Idaho without regard to conflict of law principles.

         DATED:  September ___, 1999


                                      RSG INVESTMENTS, LLC


                                      By:
                                          -------------------------------------
                                      Its:
                                          -------------------------------------


                                                               SCHEDULE 1

                                                             TO BILL OF SALE
1.         CONTRACT:                    Master  Revenue  Sharing  Agreement,  dated as of September  10, 1997, by and between  RoomSystems  Finance  Corporation and Resort Key Largo  Enterprises,
                                        Inc., d/b/a Marriott's Key Largo Bay Beach Resorts

           EQUIPMENT:                   153 (quantity), Model No. RS-5000, 22 Selection Refreshment Center
                                        1 (quantity),  Model No.  586/133,  Computer  System  including 1 130 MG File
                                        Server with VGA Monitor and 3 work stations with Monochrome Monitors

2.         CONTRACT:                    Hotel  Revenue  Sharing Lease  Agreement,  dated as of April 30, 1998, by and between RoomSystems  International  Funding Corporation  ("RIFC") and H. Park
                                        Central, d/b/a Park Center Hotel

           EQUIPMENT:                   260 (quantity), Model No. RS-5000, 22 Selection Refreshment Center
                                        1 (quantity),  Model No. 586-133,  RoomManagement  Computer System  including all hardware and software

3.         CONTRACT:                    Hotel  Revenue  Sharing  Lease  Agreement,  dated as of May 1,  1998,  by and between RIFC and Herald Hotel Associates, d/b/a Holiday Inn Broadway

           EQUIPMENT:                   532  (quantity),  Model No.  RS2000G,  16 Selection  Refreshment  Center with
                                        Glass Door Option
                                        532 (quantity), Model No. RSS100LB, 6" LowBoy Safe
                                        1 (quantity), Model No. 586-133,  RoomManagement Computer System and Software
                                        Package

4.         CONTRACT:                    Hotel  Revenue  Sharing  Lease  Agreement,  dated as of June 1, 1998,  by and between RIFC and JFK Acquisition Group, d/b/a Hilton JFK Airport

           EQUIPMENT:                   330 (quantity),  Model No. RS 3000G, 19 Selection Thermoelectric  Refreshment
                                        Center with Glass Door
                                        330 (quantity), Model No. RSS 100LB, LowBoy RoomSafe
                                        1 (quantity), Model No. 586-133,  RoomManagement Computer System and Software
                                        Package

5.         CONTRACT:                    Hotel  Revenue  Sharing  Lease  Agreement,  dated as of June 10, 1998, by and between RIFC and Marriott Hotel Services,  Inc.,  d/b/a J.W.  Marriott Hotel,
                                        as agent for Square 245 Limited Partnership

                                                               Schedule-2


           EQUIPMENT:                   772 (quantity), Model No. RS-2000, 15 Selection Refreshment Center
                                        772 (quantity), Model No. RSS-100LB, 6" LowBoy RoomSafe
                                        1 (quantity), Model No. 586-133,  RoomManagement Computer System and Software
                                        Package

6.         CONTRACT:                    Hotel  Revenue  Sharing  Lease  Agreement,  dated as of June 15, 1998, by and between RIFC and Hilton Inn North Little Rock Riverfront

           EQUIPMENT:                   220 (quantity), Model No. RS 5000G, 22 Selection Refreshment Center
                                        220 (quantity), Model No. RSS-100HB, Upright RoomSafe
                                        1 (quantity), Model No. 586-133,  RoomManagement Computer System and Software
                                        Package


                                                               Schedule-3